      As filed with the Securities and Exchange Commission on May 20, 1999
                                                      1933 Act File No. 33-_____
                                                      1940 Act File No. 811-5767

_______________________________________________________________________________

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-2
                        (Check appropriate box or boxes)

[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     [] Pre-Effective Amendment No. ___
     [] Post-Effective Amendment No. ___
and
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     [x] Amendment No. 5

                    KEMPER STRATEGIC MUNICIPAL INCOME TRUST
                 Exact Name of Registrant Specified in Charter

                           222 South Riverside Plaza
                            Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (312) 781-1121
               Registrant's Telephone Number, Including Area Code

                               Philip J. Collora
                        Scudder Kemper Investments, Inc.
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
    Name and Address (Number, Street, State, Zip Code) of Agent for Service
                                   Copies to:
                              Robert W. Helm, Esq.
                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                                   Suite 1100
                          Washington, D.C.  20006-2401

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan,
check the following box.   []

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                            Proposed Maximum      Proposed Maximum
Title of Securities   Amount Being          Offering Price Per    Aggregate Offering    Amount of
Being Registered      Registered            Unit(1)               Price(1)              Registration Fee(2)
-------------------   ------------          ------------------    -------------------   -------------------

Preferred Shares of
Beneficial Interest
(par value $.01 per
share)                2,800                              $25,000           $70,000,000               $19,460
                      =====                 ====================  ====================  ====================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

(2)  Transmitted prior to filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

                    KEMPER STRATEGIC MUNICIPAL INCOME TRUST
                             CROSS-REFERENCE SHEET

PART A


ITEM NO.  CAPTION                                      LOCATION IN PROSPECTUS
--------  -------                                      ----------------------
1.        Outside Front Cover........................  Front Cover Page

2.        Inside Front and Outside
          Back Cover Page............................  Front Cover Page

3.        Fee Table and Synopsis.....................  Not Applicable

4.        Financial Highlights.......................  Financial Highlights

5.        Plan of Distribution.......................  Underwriting

6.        Selling Shareholders.......................  Not Applicable

7.        Use of Proceeds............................  Prospectus Summary; Use
                                                       of Proceeds

8.        General Description of the Registrant......  Front Cover Page;
                                                       Prospectus Summary; The
                                                       Fund

9.        Management.................................  Prospectus Summary;
                                                       Management of The Fund

10.       Capital Stock, Long-Term Debt, and Other     Front Cover Page;
          Securities.................................  Description of
                                                       Municipal Preferred;
                                                       Capitalization;
                                                       Description of Capital
                                                       Structure; Financial
                                                       Highlights

11.       Defaults and Arrears on Senior Securities..  Not Applicable

12.       Legal Proceedings..........................  Not Applicable

13.       Table of Contents of the Statement of        Table of Contents of
          Additional Information.....................  Statement of Additional
                                                       Information

PART B                                                LOCATION IN STATEMENT OF
ITEM NO.  CAPTION                                     ADDITIONAL INFORMATION
--------  -------                                     --------------------------
14.       Cover Page................................  Cover Page

15.       Table of Contents.........................  Table of Contents

16.       General Information and History...........  General Information

17.       Investment Objective and Policies.........  Additional Information
                                                      About Investments and
                                                      Investment Techniques;
                                                      Investment Restrictions

18.       Management................................  Trustees and Officers;
                                                      Investment Advisory and
                                                      Other Services
19.       Control Persons and Principal Holders of
          Securities................................  Ownership of Fund Shares

20.       Investment Advisory and Other Services....  Investment Advisory and
                                                      Other Services

21.       Brokerage Allocation and Other Practices..  Portfolio Transactions

22.       Tax Status................................  Taxes

23.       Financial Statements......................  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted

                 SUBJECT TO COMPLETION, DATED May 20, 1999
PROSPECTUS
                                $_______________

                    KEMPER STRATEGIC MUNICIPAL INCOME TRUST
   MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES ("MUNICIPAL PREFERRED")
                             _____ SHARES, SERIES A
                             _____ SHARES, SERIES B
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

     Kemper Strategic Municipal Income Trust (the "Fund") is offering _____ Series A and _____ Series B Municipal Auction Rate Cumulative Preferred Shares ("Municipal Preferred") at an offering price of $25,000 per share. The Fund is a closed-end, non-diversified management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund seeks to achieve this objective by investing in a portfolio of tax-exempt Municipal Obligations. The Fund invests at least 50% of its total assets in investment grade Municipal Obligations or unrated Municipal Obligations of comparable quality and may invest up to 50% of its total assets in high-yield Municipal Obligations that are rated below investment grade and involve certain risks. The Fund may also employ certain trading strategies such as purchasing securities on a "when issued" or "forward delivery" basis and engaging in certain hedging techniques, including financial futures and options transactions. There is no assurance that the Fund will achieve its investment objective. The Fund's investment adviser is Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). An investment in the Fund is not appropriate for all investors.

     Investors in Municipal Preferred shares will be entitled to receive cash dividends at an annual rate that may vary for the successive Dividend Periods for such shares. The dividend rate on the Series A Municipal Preferred shares for the period between the date of issue and _______ ___, 1999 will be ___% per year. The dividend rate on the Series B Municipal Preferred shares for the period between the date of issue and _______ ___, 1999 will be ___% per year. For each subsequent period, the Auction Agent will determine the dividend rate for a particular period by an Auction conducted on the Business Day prior to that period. Investors in shares of Municipal Preferred may participate in Auctions through their Broker-Dealers in accordance with the procedures specified herein. The Fund may redeem Municipal Preferred shares as described under "Description of Municipal Preferred--Redemption."

     This Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information ("SAI"), dated ________ ___, 1999, contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy by calling 1-800-621-1048 or by writing to the Fund at 222 South Riverside Plaza, Chicago, Illinois 60606. A table of contents to the SAI is located at page __ of this Prospectus. The SAI is available along with other Fund-related materials at the SEC's internet web site (http://www.sec.gov).

INVESTING IN THE SHARES OF MUNICIPAL PREFERRED INVOLVES CERTAIN RISKS. SEE THE "INVESTMENT OBJECTIVE, POLICIES AND RISKS" SECTION BEGINNING ON PAGE ___ OF THIS PROSPECTUS.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                PER SHARE  TOTAL
                                                                ---------  -----
Public Price                                                      $25,000      $
Sales Load                                                        $            $
Proceeds to Fund (before expenses)                                $            $

     The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Series A and Series B Municipal Preferred shares are first issued.

     The underwriter is offering the Series A and Series B Municipal Preferred shares subject to various conditions. It is expected that the shares of Municipal Preferred will be delivered to the underwriter through the facilities of the Depository Trust Company on or about ________ ___, 1999.

                              SALOMON SMITH BARNEY
________ ___, 1999

     You should rely only on the information contained in or incorporated by reference in this Prospectus. The Fund has not, and the Underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate as of the date on the front cover of this Prospectus only. The Fund's business, financial condition, results of operations and prospects may have changed since that date.


                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROSPECTUS SUMMARY...........................................................3
FINANCIAL HIGHLIGHTS.........................................................8
THE FUND.....................................................................9
USE OF PROCEEDS..............................................................9
CAPITALIZATION...............................................................9
PORTFOLIO COMPOSITION.......................................................10
INVESTMENT OBJECTIVE, POLICIES AND RISKS....................................11
THE AUCTION.................................................................19
DETERMINATION OF NET ASSET VALUE............................................22
DESCRIPTION OF MUNICIPAL PREFERRED..........................................22
RATING AGENCY GUIDELINES....................................................27
MANAGEMENT OF THE FUND......................................................28
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR..........29
TAXES.......................................................................29
DESCRIPTION OF CAPITAL STRUCTURE............................................32
UNDERWRITING................................................................35
LEGAL MATTERS...............................................................35
EXPERTS.....................................................................36
FURTHER INFORMATION.........................................................36
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION...............37
GLOSSARY....................................................................38

                               PROSPECTUS SUMMARY

     This summary highlights some information from this Prospectus. It may not contain all of the information that is important to you. To understand the offering of the Municipal Preferred shares fully, you should read this entire Prospectus carefully, including the risk factors. You should also refer to the Glossary beginning on page ___, which defines certain capitalized terms used in this Prospectus. This summary is qualified in its entirety by reference to the detailed information included in this Prospectus and the SAI.

THE OFFERING  The Fund is offering an aggregate of _____ shares of Series A
              Municipal Preferred shares and _____ Series B Municipal Preferred shares, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue.
              The Municipal Preferred shares are being offered by Salomon Smith
              Barney Inc.

              The Municipal Preferred shares will be Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive Dividend Periods for such shares. In general, except as described under "--Dividends and Dividend Periods" and "Description of Municipal
              Preferred--Dividends and Dividend Periods," each Dividend Period will be seven days. An Auction Agent will determine the dividend rate for a particular period by an Auction conducted on the Business Day immediately prior to the start of that Dividend
              Period.

              Investors and potential investors in the Municipal Preferred shares may participate in Auctions for the Municipal Preferred shares through their Broker-Dealers.

              Generally, investors in Municipal Preferred shares will not receive certificates representing ownership of their shares. The
              Securities Depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's Agent
              Member (generally the investor's Broker-Dealer) will maintain ownership of the Municipal Preferred shares in book-entry form.
              An investor's Agent Member, in turn, will maintain records of that investor's beneficial ownership of Municipal Preferred shares.

THE FUND Kemper Strategic Municipal Income Trust (the "Fund") is a closed-end, non-diversified management investment company. The
              Fund was organized as a Massachusetts business trust on August 3, 1988, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 222 South Riverside Plaza, Chicago, Illinois 60606, and its telephone number is 1-800-621-1048.

              The Fund commenced investment operations on March 22, 1989 upon the closing of an initial public offering of its common shares of beneficial interest, par value $0.01 per share (the "Common
              Shares"). As of _________________, 1999, the Fund had net assets of approximately $____________. The Fund is offering pursuant to this Prospectus _____ Preferred Shares of beneficial interest, par value $0.01 per share, designated Series A Municipal Auction
              Rate Cumulative Preferred Shares ("Series A Municipal Preferred") and _____ Preferred Shares of beneficial interest, par value
              $0.01 per share, designated Series B Municipal Auction Rate
              Cumulative Preferred Shares ("Series B Municipal Preferred" and, collectively with Series A Municipal Preferred, the "Municipal
              Preferred").

INVESTMENT OBJECTIVE AND POLICIES           The Fund's investment objective is
                                            to provide a high level of current
                                            income exempt from federal income
                                            tax.  An investment in Municipal
                                            Preferred shares may not be
                                            appropriate for certain investors
                                            (e.g., most retirement plans) and
                                            there is no assurance that the Fund
                                            will achieve its investment
                                            objective.

                                            The Fund seeks to achieve its
                                            objective by investing in a
                                            portfolio of tax-exempt Municipal
                                            Obligations.  The Fund invests at
                                            least 50% of its total assets in
                                            Municipal Obligations rated at the
                                            time of purchase within the four
                                            highest grades by Standard & Poor's
                                            Ratings Group ("S&P") or Moody's
                                            Investors Service, Inc.,
                                            ("Moody's") and unrated Municipal
                                            Obligations which, in the opinion
                                            of Scudder Kemper, have equivalent
                                            credit characteristics and are of
                                            comparable quality.  The Fund may
                                            invest up to 50% of its total
                                            assets in high-yield Municipal
                                            Obligations rated BB or lower by
                                            S&P or Ba or lower by Moody's or
                                            unrated Municipal Obligations
                                            which, in the opinion of Scudder
                                            Kemper, have equivalent credit
                                            characteristics and are of
                                            comparable quality.  Securities
                                            rated BB or lower by S&P and Ba or
                                            lower by Moody's are below
                                            investment grade and are regarded
                                            by S&P and Moody's, on balance, as
                                            predominantly speculative with
                                            respect to their capacity to pay
                                            interest and repay principal in
                                            accordance with the terms of the
                                            obligation.  The Fund will not
                                            purchase Municipal Obligations
                                            rated lower than B- by S&P or B by
                                            Moody's or unrated Municipal
                                            Obligations that Scudder Kemper
                                            considers comparable.  The Fund may
                                            also employ certain trading
                                            strategies such as purchasing and
                                            selling securities on a "when
                                            issued" or "forward delivery" basis
                                            and engaging in certain hedging
                                            techniques, including financial
                                            futures and options transactions.

PRINCIPAL INVESTMENT RISKS                  The Fund may invest up to 50% of
                                            its total assets in Municipal
                                            Obligations rated below investment
                                            grade and unrated Municipal
                                            Obligations considered to have
                                            equivalent credit characteristics
                                            and to be of comparable quality by
                                            Scudder Kemper (but not rated lower
                                            than B- by S&P or B by Moody's or
                                            unrated Municipal Obligations that
                                            Scudder Kemper considers
                                            comparable).  Investment in
                                            Municipal Obligations of below
                                            investment grade quality involves
                                            special risks as compared with
                                            investment in higher grade
                                            Municipal Obligations.  These risks
                                            include greater sensitivity to
                                            general market price volatility and
                                            less secondary market trading.
                                            Securities rated below investment
                                            grade are commonly known as "junk
                                            bonds."  Such securities are
                                            regarded, on balance, as
                                            predominantly speculative with
                                            respect to the issuer's ability to
                                            pay interest and repay principal
                                            owed.

INVESTMENT ADVISER                          The Fund's investment adviser is
                                            Scudder Kemper Investments, Inc.
                                            ("Scudder Kemper" or the "Adviser")
                                             The Adviser, including certain of
                                            its predecessors, has been engaged
                                            in the management of investment
                                            companies for more than 50 years
                                            and is among the nation's largest
                                            asset management companies.  As of
                                            ________ ___, 1999, total assets
                                            under management by the Adviser
                                            were more than $_____ billion for
                                            investment company, corporate,
                                            pension, profit-sharing and other
                                            accounts.  The Adviser receives an
                                            annualized fee, calculated and paid
                                            monthly, in the amount of 0.60% of
                                            the Fund's average weekly net
                                            assets.  The Adviser will benefit
                                            from an increase in the Fund's
                                            assets resulting from the Offering.

DIVIDENDS AND DIVIDEND PERIODS  Dividends on Municipal Preferred shares are cumulative from the date the shares are first issued. The Fund will pay dividends on Municipal Preferred shares, out of legally available funds, beginning on ________ ___, 1999 for Series A Municipal Preferred shares and ________ ___, 1999 for Series B Municipal
                                Preferred shares.

                                After the Initial Rate Period, each Dividend
                                Period for Municipal Preferred shares will generally consist of seven days; provided, however, that before any Auction, the Fund may decide, subject to certain limitations and only if it gives certain notices, to declare a Special Rate Period of up to five years.
                                Accordingly, in the case of Dividend Periods that are not Special Rate Periods, dividends generally will be payable on each succeeding
                                _______ for Series A Municipal Preferred shares and _______ for Series B Municipal Preferred shares. The Fund may specify different
                                Dividend Payment Dates for certain Special Rate
                                Periods.

                                The Fund will pay dividends through the
                                Securities Depository (the Depository Trust
                                Company) on each Dividend Payment Date.

                                The dividend rate on the Series A Municipal
                                Preferred shares for the period between the date of issue and ________ ___, 1999 will be ___% per year. The dividend rate on the Series
                                B Municipal Preferred shares for the period between the date of issue and ________ ___, 1999 will be ___% per year. For each subsequent Dividend Period, the Auction Agent will determine the dividend rate on Municipal
                                Preferred shares through an Auction.

MAXIMUM DIVIDEND RATE           Generally, the dividend rate for any Dividend
                                Period for shares of Municipal Preferred may
                                not exceed that period's maximum dividend rate.
                                The maximum dividend rate is a function of the
                                credit rating assigned to the shares of
                                Municipal Preferred and an independently
                                determined reference rate.  If Sufficient
                                Clearing Bids do not exist in an Auction for
                                shares of Municipal Preferred, the applicable
                                dividend rate for the subsequent Dividend
                                Period will be the Maximum Rate.  In addition,
                                if the Fund fails to pay a dividend on, or the
                                redemption price of, shares of Municipal
                                Preferred and does not subsequently cure such
                                failure, then the Maximum Rate will apply for
                                subsequent Dividend Periods until the Fund
                                cures the failure to pay.

ASSET MAINTENANCE               Under the Fund's Certificate of Designation for
                                Preferred Shares (the "Certificate"), which
                                establishes and fixes the rights and
                                preferences of the shares of Municipal
                                Preferred, the Fund must maintain

                                - asset coverage of the Municipal Preferred shares as required by the rating agency or agencies rating the Municipal Preferred shares, and

                                - asset coverage of the Municipal Preferred shares of at least 200% as required by the 1940
                                Act.

                                Based on the composition of the Fund's
                                portfolio and market conditions as of _______
                                __, 1999, the asset coverage of the Municipal
                                Preferred shares as required by the 1940 Act would be approximately ___% if the Fund were to issue all Municipal Preferred shares offered in this Prospectus, representing approximately
                                ___% of the Fund's capital.

MANDATORY REDEMPTION    If the Fund does not maintain, or restore as necessary,
                        the required asset coverage, the Fund must redeem
                        shares of Municipal Preferred at the price of $25,000
                        per share plus accumulated but unpaid dividends on such
                        shares, if any, whether or not earned or declared, to
                        the date fixed for redemption.  The Fund will limit
                        redemption to the number of Municipal Preferred shares,
                        together with all other Preferred Shares of the Fund,
                        necessary to restore the required asset coverage.  The
                        1940 Act may restrict the Fund's ability to make a
                        mandatory redemption in connection with a failure to
                        comply with the rating agencies' asset coverage
                        requirements.

OPTIONAL REDEMPTION     The Fund, at its option and subject to certain
                        conditions, may choose to redeem all or a portion of
                        the shares of Municipal Preferred generally on the
                        second Business Day preceding any Dividend Payment Date
                        at the price of $25,000 per share plus accumulated but
                        unpaid dividends, if any, whether or not earned or
                        declared to (but not including) the date fixed for
                        redemption, and, during certain Special Rate Periods,
                        any applicable premium.

LIQUIDATION PREFERENCE  The liquidation preference (that is, the amount the
                        Fund must pay to Municipal Preferred shareholders if the Fund is liquidated) for shares of Municipal
                        Preferred will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

VOTING RIGHTS           The 1940 Act requires that the holders of Municipal
                        Preferred shares, and the holders of any other
                        Preferred Shares of the Fund, voting as a separate
                        class, have the right to

                        - elect at least two trustees at all times, and

                        - elect a majority of the trustees at any time when dividends on the Municipal Preferred shares, or any other Preferred Shares of the Fund, are unpaid for two full years.

                        In each case, the holders of Common Shares, Municipal
                        Preferred shares, and any other Preferred Shares of the Fund, voting together as a single class, will elect the remaining trustees. The holders of Municipal Preferred shares, and the holders of any other Preferred Shares of the Fund, will vote as a separate class or classes on certain other matters as required under the Fund's
                        Amended and Restated Agreement and Declaration of Trust
                        (the "Declaration"), the 1940 Act and Massachusetts law. Each Common Share, each Municipal Preferred share, and each share of any other class of Preferred
                        Shares of the Fund is entitled to one vote per share.

TAXATION Dividends on shares of Municipal Preferred will be exempt from regular Federal income tax in the hands of owners of such shares to the extent such dividends are payable from tax-exempt income earned on the Fund's investments. All or a portion of the Fund's dividends may be subject to the Federal alternative minimum tax. The Fund is currently required to allocate net capital gain and other income taxable for Federal income tax purposes, if any, proportionately between Common Shares and shares of Municipal Preferred. The Fund shall, in the case of a seven-day Dividend Period or a Special Rate Period of 28 days or fewer for the shares of Municipal
                          Preferred, and may, in the case of any other Special
                          Rate Period for such shares, give notice of the amount of any income taxable for Federal income tax purposes to be included in a dividend on shares of Municipal Preferred in advance of the related
                          Auction. The amount of taxable income allocable to shares of Municipal Preferred will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant.

SECONDARY MARKET TRADING  Broker-Dealers may, but are not obligated to, maintain a secondary market in shares of Municipal
                          Preferred outside of Auctions. There can be no assurance that a secondary market will develop or, if it does develop, that it will provide owners with liquidity of investment. Shares of Municipal
                          Preferred may be transferred outside of Auctions only to a Broker-Dealer or such other persons who may be permitted by the Fund.

RATINGS The Fund will not issue shares of Municipal Preferred unless such shares have a rating of Aaa from Moody's and AAA from S&P.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth certain specified information for a share of beneficial interest of the Fund outstanding throughout each period presented. The financial highlights for each period presented have been audited by Ernst & Young LLP, the Fund's independent accountants, whose unqualified report is included in the Fund's November 30, 1998 Annual Report and is incorporated by reference in the SAI. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's November 30, 1998 Annual Report, which is available without charge by calling the Fund at 1-800-621-1048.




                                                                                                                           MARCH 22,
                                                                                                                           1989* TO
                                                                YEAR ENDED NOVEMBER 30                                     NOVEMBER
                                                                                                                              30
                            1998       1997       1996       1995       1994       1993       1992       1991       1990     1989
                           --------   --------   --------   --------   --------   --------   --------   --------   -------- -------
PER SHARE OPERATING
PERFORMANCE
Net asset value,
beginning of
year.....................
 ...............            $  12.29   $  12.14   $  12.19   $  11.54   $  12.36   $  11.86   $  11.65   $  11.37   $  11.55   $11.05
INCOME FROM  INVESTMENT
OPERATIONS
Net investment
income..................   $    .77   $    .80   $    .82   $    .83   $    .83   $    .83   $    .84   $    .84   $    .81   $  .52
Net realized and
unrealized gain
(loss)...................
 ................           $   (.05)  $    .17   $   (.05)  $    .64   $   (.80)  $    .58   $    .30   $    .36   $   (.04)  $  .43
Total from investment
operations......           $    .72   $    .97   $    .77   $   1.47   $    .03   $   1.41   $   1.14   $   1.20   $    .77   $  .95
LESS DIVIDENDS
Distribution from net
investment
income...................
 ..............             $    .77   $    .82   $    .82   $    .82   $    .82   $    .89   $    .83   $    .81   $    .85   $  .45
Distribution from net
realized
gain.....................
 ...............                ----       ----       ----       ----   $    .03   $    .02   $    .10   $    .11   $    .10     ----
Total
dividends................
 ...........                $    .77   $    .82   $    .82   $    .82   $    .85   $    .91   $    .93   $    .92   $    .95   $  .45
Net asset value, end of
year............           $  12.24   $  12.29   $  12.14   $  12.19   $  11.54   $  12.36   $  11.86   $  11.65   $  11.37   $11.55
Market value, end of
year.....................
 ................           $  12.81   $  13.06   $  12.38   $  12.13   $  11.63   $  12.38   $  12.13   $  12.13   $  10.75   $11.50
TOTAL RETURN
Based on net asset
value................          5.99%      8.28%      6.58%     13.09%       .12%     12.32%     10.14%     10.99%      7.01%   8.57%
Based on market
value..................        4.36%     12.87%      9.19%     11.70%       .74%      9.51%      7.86%     21.92%      1.66%  (.45)%
RATIOS TO AVERAGE NET
ASSETS
Expenses.................
 .................               .77%       .76%       .74%       .76%       .75%       .74%       .77%       .77%       .76%    .77%
Net investment
income..................       6.29%      6.62%      6.82%      6.97%      6.92%      6.87%      7.17%      7.31%      7.15%   6.59%
SUPPLEMENTAL DATA
Net assets at end of year
 (in
thousands)...............
 ..........                 $131,006   $130,895   $128,234   $127,844   $120,689   $128,564   $122,035   $118,864   $114,929 $115,985
Portfolio turnover
rate...................          22%        13%        31%         8%        11%         8%        10%        20%        57%    22%

--------------------------------
*    Commencement of operations.


Note: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

                                    THE FUND

     Kemper Strategic Municipal Income Trust is a closed-end, non-diversified management investment company. The Fund was organized as a Massachusetts business trust on August 3, 1988, and is registered under the 1940 Act. The Fund commenced investment operations on March 22, 1989 upon the closing of an initial public offering of its Common Shares. As of __________________, 1999, the Fund had net assets of approximately $______________. On ____________, 1999, the Fund had outstanding approximately __________ Common Shares. The Fund's principal office is located at 222 South Riverside Plaza, Chicago, Illinois 60606, and its telephone number is 1-800-621-1048.

                                USE OF PROCEEDS

     The estimated net proceeds of this offering will be $_____________ after the payment of offering expenses (not expected to exceed $_______ ) and the sales load. See "Underwriting." The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies. It is presently anticipated that this may take up to three months from the offer and sale of the Municipal Preferred shares, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term tax-exempt securities.

                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Fund as of _______, 1999 and as adjusted to give effect to the issuance of the shares of Series A and Series B Municipal Preferred offered hereby.

                                                             Actual  As Adjusted
                                                             ------  -----------
Shareholders' equity:
 Preferred Shares, par value $0.01 per share (no shares
  issued; _____ Series A Municipal Preferred and _____
  Series B Municipal Preferred, as adjusted, at $25,000 per
  share liquidation preference)............................    --         $
 Common Shares, par value $0.01 per share ( __________
 shares issued and outstanding)............................     $         $
 Capital in excess of par value attributable to Common
  Shares.....................................................   $         $
Undistributed investment income -- net.....................     $         $
Accumulated realized gain (loss) -- net....................     $         $
Unrealized appreciation on investments -- net..............     $         $
Net assets.................................................     $         $

                             PORTFOLIO COMPOSITION

     As of ___________, 1999, approximately ___% of the Fund's portfolio was invested in long term Municipal Obligations and approximately ____% was invested in short and intermediate term Municipal Obligations. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio (including contracts to purchase such securities but excluding temporary investments) as of _________, 1999.*


HOLDINGS                                              PERCENT
--------                                              -------
1.  Revenue Bonds                                        __%
2.  U.S. Government Secured                              __%
3.  General Obligations                                  __%
4.  Cash & Equivalents                                   __%


                    Average maturity of the Fund: ___ years.


*    Portfolio holdings and composition are subject to change.


                              PORTFOLIO STATISTICS
                 (S&P / MOODY'S  ---  AS OF _______ ___, 1999)+



SECURITIES RATINGS
------------------
AAA/Aaa                                                __%
AA/Aa                                                  __%
A/A                                                    __%
BBB/Baa                                                __%
BB/Ba                                                  __%
Not rated*                                             __%
----------

     + The ratings of S&P and Moody's represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P's ratings. Ratings are relative and subjective and not absolute standards of quality.

     * Securities that are not rated by S&P or Moody's may be rated by nationally recognized statistical rating organizations other than S&P or Moody's, or may not be rated by any such organization. With respect to the percentage of the Fund's assets invested in such securities, the Adviser believes that these are of comparable quality to rated Municipal Obligations. This determination is based on the Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P or Moody's if either were to rate the securities.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund seeks to achieve this objective by investing in a portfolio of tax-exempt Municipal Obligations. The Fund would not ordinarily be a suitable investment for tax-exempt retirement plans or other investors unable to benefit from tax-exempt income. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Obligations subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by the Fund may be taxable under the alternative minimum tax. The Fund therefore would not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of the Fund for these investors will depend upon a comparison of the yield likely to be provided from the Fund with the yield from comparable tax-exempt investments not subject to the alternative minimum tax and with the yield from comparable fully taxable investments in light of each such investor's tax position. See "Taxes."

INVESTMENT POLICIES

     General Composition of the Fund. The Fund invests at least 50% of its total assets in tax-exempt Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or S&P, which are considered "investment grade" securities, and unrated Municipal Obligations which, in the opinion of Scudder Kemper, have equivalent credit characteristics and are of comparable quality. Municipal Obligations rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Obligations rated BBB by S&P are regarded as having an adequate capacity to pay principal and interest, although adverse economic conditions or changing circumstances may lead to a weakened capacity of the issuer to meet its financial commitment to the obligation. The Fund may invest up to 50% of its total assets in high-yield Municipal Obligations rated BB or lower by S&P or Ba or lower by Moody's or unrated Municipal Obligations which, in the opinion of Scudder Kemper, have equivalent credit characteristics and are of comparable quality. Securities rated BB or lower by S&P or Ba and lower by Moody's are below investment grade and are regarded by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities rated below investment grade are commonly known as "junk bonds." The lowest quality Municipal Obligations in which the Fund may invest are those rated B-by S&P or B by Moody's or unrated Municipal Obligations which, in the opinion of Scudder Kemper, have credit characteristics equivalent to, and will be of comparable quality to, such B- or B rated Municipal Obligations. A general description of Moody's and S&P's ratings of Municipal Obligations is set forth in Appendix A to the SAI. The ratio of investment grade Municipal Obligations to higher yielding, lower quality Municipal Obligations in the Fund's portfolio will be adjusted by Scudder Kemper for both income potential and risk in order to seek to achieve the Fund's investment objective. An investment in the Fund may not be appropriate for all investors and there is no assurance that the Fund will achieve its investment objective. The Fund generally emphasizes investments in Municipal Obligations with longer term maturities, but the degree of such emphasis depends upon market conditions existing at the time of investment. The Fund will also engage in hedging practices to the extent deemed appropriate by Scudder Kemper. See "--Additional Investment Practices."

     During temporary defensive periods (e.g., times when, in the opinion of Scudder Kemper, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which Municipal Obligations are available), the Fund may invest any percentage of its net assets in taxable temporary investments. The Fund will invest only in temporary investments which are U.S. Government securities and other securities rated within the two highest grades by Moody's or S&P, and which mature within one year from the date of purchase. Temporary investments of the Fund may also include repurchase agreements. See "--Additional Investment Practices." To the extent the Fund invests during temporary defensive periods in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

     Municipal Obligations. Municipal Obligations include debt obligations issued by states, cities, local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Municipal Obligations in which the Fund invests, except for temporary investments, bear interest that, in the opinion of bond counsel to the issuer of a given municipal security, is exempt from federal income tax, although such interest may be subject to the alternative minimum tax. The Fund will not typically make an independent determination as to whether a bond produces income exempt from federal income tax.

     The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development, private activity and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the level of security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     Also included within the general category of Municipal Obligations are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund seeks to minimize these risks by not investing more than 10% of its total assets in lease obligations that contain "non-appropriation" clauses, and by only investing in those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality,
(2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation,
(3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the investment is of a size that will be attractive to institutional investors, and (5) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required.

     Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime or a tax-exempt money market index. As used in this Prospectus, the term Municipal Obligations also includes tax-exempt notes, municipal commercial paper and municipal lease obligations having shorter term maturities, although, as noted above, the Fund intends to emphasize investments in Municipal Obligations with longer term maturities.

     The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligations market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of those Municipal Obligations that they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

     High Yield Municipal Obligations. Investors should carefully consider their ability to assume the risks of owning shares of an investment company which invests in lower-rated securities before making an investment in the Fund. The lower rating of certain securities held by the Fund reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal. In addition, these medium and lower rated or unrated Municipal Obligations are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This consideration may have the effect of limiting the Fund's ability to purchase such securities and may also have the effect of limiting the ability of the Fund to sell such securities at their fair value in order to respond to changes in the economy or the financial markets.

     Like those of other fixed-income securities, the values of such lower-rated securities fluctuate in response to changes in interest rates. In addition, the values of certain of such securities are also affected by general economic conditions and business conditions affecting the specific industries of the issuers. Changes by recognized rating services in their ratings of any fixed-income securities and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value.

     Scudder Kemper seeks to minimize the risks involved in investing in lower-rated Municipal Obligations through careful investment analysis. It should be noted, however, that the amount of information about the financial condition of an issuer of Municipal Obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. Because the Fund may invest up to 50% of its total assets in Municipal Obligations in the lower rating categories, the achievement of the Fund's goals is more dependent on Scudder Kemper's investment analysis than would be the case if the Fund were investing exclusively in securities in the higher rating categories.

     Scudder Kemper will buy and sell securities for the Fund's portfolio with a view to seek a high level of current income exempt from federal income tax and select securities which Scudder Kemper believes do not involve undue risk to income or principal considered in relation to the particular investment policies of the Fund. As a result, the Fund does not necessarily invest in the highest yielding tax-exempt Municipal Obligations permitted by its investment policies if Scudder Kemper determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates is not a major consideration. Scudder Kemper will be free to take full advantage of the entire range of maturities offered by Municipal Obligations and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

     The Fund's objective, and certain fundamental investment restrictions set forth in the SAI, may not be changed without a vote of holders of Common Shares and Municipal Preferred shares voting together as a single class and the holders of Municipal Preferred shares voting as a separate class. See "Description of Municipal Preferred--Voting Rights." Except for its investment objective and fundamental investment restrictions, the policies of the Fund may be changed by the Board of Trustees without action by holders of Common Shares and Municipal Preferred shares.

ADDITIONAL INVESTMENT PRACTICES

     In connection with the investment objectives and policies described above, the Fund may: purchase and sell options on Municipal Obligations and on indices based on Municipal Obligations; engage in interest rate and other hedging transactions; purchase and sell Municipal Obligations on a "when issued" or "forward delivery" basis; and enter into repurchase agreements. These investment practices, which are described below and in the SAI, entail risks and may be changed without shareholder approval. However, these practices may be limited by certain conditions imposed in connection with the rating of the Municipal Preferred shares.

     Securities Options Transactions. At times, the Fund may engage in any of the following strategies for hedging purposes with the goal of preserving capital rather than as a means of enhancing income.

     The Fund may engage in options transactions on Municipal Obligations, which may be listed for trading on a national securities exchange or traded over-the-counter. The Fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options. The SEC requires that obligations of investment companies such as the Fund, in connection with option sale positions, must comply with certain segregation or cover requirements mandated by the SEC. There is no limitation on the amount of the Fund's assets which can be used to comply with such segregation or cover requirements.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The Fund may purchase put and call options in hedging transactions to protect against a decline in the market value of Municipal Obligations in the Fund's portfolio (e.g., by the purchase of a put option) and to protect against an increase in the cost of Municipal Obligations that the Fund may seek to purchase in the future (e.g., by the purchase of a call option). In the event the Fund purchases put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund to the extent such underlying securities correlate in value to the Fund's portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Fund's portfolio securities (in the case of a purchase of put options) or by a decrease in the cost of acquisition of securities by the Fund (in the case of a purchase of call options).

     Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker, which information will be carefully monitored by Scudder Kemper and verified in appropriate cases.

     It will generally be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short term capital gains and a possible decrease in long term capital gains.

     During the option period the Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, and the Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away" at the strike price of the option which may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.

     As part of its options transactions the Fund may also use index options, subject to the limitation that the Fund may write (sell) options on up to 25% of its net assets and may purchase put and call options without regard to any percentage limitation. Indices on which the Fund may purchase and sell options include indices on Municipal Obligations. Through the writing or purchase of index options the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option. If no active secondary market exists for any index with respect to which the Fund purchases or sell options, such options will be treated as illiquid securities for purposes of the Fund's investment restrictions.

     Price movements in securities which the Fund owns or intends to purchase will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option which is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

     Interest Rate and Other Hedging Transactions. In order to protect the value of its portfolio securities against declines resulting from changes in interest rates or other market changes, the Fund may enter into various hedging transactions, such as financial futures contracts and related options contacts.

     The Fund may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the fixed income securities which the Fund may purchase for its portfolio, including interest rate futures contracts in such financial instruments (e.g., futures contracts in U.S. Treasury securities) and interest rate related indices (municipal bond indices), put and call options on such futures contracts and on such financial instruments. The Fund expects to enter into these transactions to "lock in" a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or for other risk management strategies.

     The Fund will not engage in the foregoing transactions for speculative purposes, but only as a means to hedge risks associated with management of the Fund's portfolio. Typically, investment in these contracts requires the Fund to deposit with the applicable exchange or other specified financial intermediary as a good faith deposit for its obligations an amount of cash or liquid portfolio securities which initially is 1-3% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. Thereafter, the Fund must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "variation margin."

     The SEC generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such investment companies must either segregate cash or liquid portfolio securities in the amount of their obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or asset cover requirements. There is no limitation as to the percentage of the Fund's assets which may be invested in such transactions.

     The Fund will typically enter into a futures contract or related option only if it constitutes a bona fide hedging position under applicable regulations. Otherwise the Fund will limit its investments in futures contracts and related options so that, immediately after such investment, the sum of the amount of its initial margin deposits on open futures contracts and its premiums on open options contracts will not exceed 5% of the Fund's total assets at current value.

     All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the security being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities. In addition, these instruments may not be liquid in all circumstances and are generally closed out by entering into offsetting transactions rather than by disposing of the obligations. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses. Although the contemplated use of these contracts should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these contracts could tend to limit any potential gain which might result from an increase in the value of such security. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of Scudder Kemper to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. If the expectations of Scudder Kemper are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     In addition to engaging in transactions utilizing options on futures contracts, the Fund may purchase put and call options on securities and, as developed from time to time, on interest indices and other instruments. Purchasing options may increase investment flexibility and improve total return, but also risk loss of the option premium if an asset the Fund has the option to buy declines in value or if an asset the Fund has the option to sell increases in value.

     New options and futures contracts and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

     Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be taxable income of the Fund.

     When Issued and Forward Delivery Securities. Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means that the obligations will be delivered at a future date beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited in the amount of securities for which it may have commitments to purchase on such basis, it is expected that in normal circumstances, the Fund will not commit more than 30% of its total assets to such purchases. The Fund does not pay for or start earning interest on the securities until they are received. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will normally invest in shorter term securities that offer same-day settlement and earnings, but that may bear interest at a lower rate than longer term securities.

     These transactions are subject to market fluctuation, the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund makes commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "forward delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

     The SEC generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such investment companies must either segregate cash or liquid portfolio securities in the amount of their obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or asset cover requirements.

     Repurchase Agreements. In general, the Fund does not engage, nor does it intend to engage in the foreseeable future, in repurchase agreements. The Fund has the ability, however, pursuant to its investment objective and policies, to enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System, member firms of the New York Stock Exchange ("NYSE") or other entities determined by the Adviser to be creditworthy. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. The Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund to enforce the terms of the repurchase agreement is unsettled. The securities underlying a repurchase agreement will be marked to market every Business Day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

ADDITIONAL INVESTMENT RISKS

     Auction Risk. Shares of Municipal Preferred may not be able to be sold at an Auction if the Auction fails; that is if there are more shares of Municipal Preferred offered for sale that there are buyers for those shares. The Fund believes this event is unlikely. Also if Hold Orders are placed at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, Municipal Preferred shares will not be retained by these Hold Orders. Finally, if Municipal Preferred shares are bought or elected to be retained without specifying a minimum rate to continue to hold, and the Auction sets a below-market rate, a rate of return lower than the market rate may be received on Municipal Preferred shares.

     Call Risk. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security.

     Credit Risk. Municipal Obligations are subject to the risk of non-payment of scheduled interest and/or principal. Such non-payment would result in a reduction of income to the Fund and a reduction in the value of the security experiencing non-payment. Securities rated below investment grade or unrated securities of comparable quality ("lower quality securities") are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity ("market risk"). The prices of lower quality securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade quality securities ("higher quality securities"), which react primarily to movements in the general level of interest rates. The investments in the Fund's portfolio will have speculative characteristics.

     As indicated above, the Fund may invest up to 50% of its total assets in Municipal Obligations rated below investment grade or unrated Municipal Obligations which, in the opinion of Scudder Kemper, have equivalent credit characteristics and are of comparable quality. The Fund will not purchase Municipal Obligations rated lower than B- by S&P or B by Moody's or unrated Municipal Obligations, which in the opinion of Scudder Kemper, have equivalent credit characteristics and are of comparable quality. Such obligations are commonly called "junk bonds" and will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Scudder Kemper seeks to minimize the risks of investing in below investment grade securities through professional investment analysis, attention to current developments in interest rates and economic conditions, and industry and geographic diversification (if practicable). When the Fund invests in lower rated or unrated Municipal Obligations, the achievement of the Fund's goals is more dependent on Scudder Kemper's ability than would be the case if the Fund were investing in Municipal Obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, Scudder Kemper will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. Scudder Kemper will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

     Increases in interest rates and changes in the economy may adversely affect the ability of issuers of lower grade Municipal Obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

     To the extent that there is no established retail market for some of the lower grade Municipal Obligations in which the Fund may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Trustees of the Fund. During periods of reduced market liquidity and in the absence of readily available market quotations for lower grade Municipal Obligations held in the Fund's portfolio, the ability of the Adviser to value the Fund's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     Municipal Obligations held by the Fund that are of below investment grade quality but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by Scudder Kemper to be of investment grade quality for purposes of the Fund's investment policies. The Fund may retain in its portfolio an obligation that declines in quality, including defaulted obligations, if such retention is considered desirable by Scudder Kemper. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment.

     Changes in the credit quality of the issuers of Municipal Obligations held by the Fund will affect the principal value of (and possibly the income earned on) such obligations. In addition, the value of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by rating agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund's investments. The amount of information about the financial condition of an issuer of Municipal Obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

     The Fund may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

     Income Risk. The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If interest rates drop, the Fund's income available over time to make dividend payments with respect to the Municipal Preferred shares could drop as well if the Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Fund holds residual interest municipal bonds.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services.
Inflation risk is the risk that the inflation adjusted (or "real") value of an Municipal Preferred investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the shares of Municipal Preferred and distributions declines. In an inflationary period, however, it is expected that, through the Auction process, dividend rates on Municipal Preferred shares would increase, tending to offset this risk.

     Interest Rate and Market Risk. The prices of Municipal Obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates than do securities with shorter maturities. This risk is usually greater among Municipal Obligations with longer maturities or durations and when residual interest municipal bonds are held by the Fund. Although the Fund has no policy governing the maturities or durations of its investments, the Fund expects that it will invest in a portfolio of longer-term securities. This means that the Fund will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Fund may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

     The Fund may invest to a significant extent in residual interest municipal bonds known as inverse floaters. Compared to similar fixed-rate municipal bonds, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such bonds are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds.

     Non-Diversification Risk. The Fund has registered as a "non-diversified" investment company under the 1940 Act so that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 50% of its total assets, it will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     Ratings and Asset Coverage Risk. While Moody's and S&P assign ratings of Aaa or AAA to Municipal Preferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Municipal Preferred shares. A rating agency could downgrade Municipal Preferred shares, which may make your shares less liquid at an Auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades Municipal Preferred shares, or if the asset coverage for Municipal Preferred shares declines to less than 200%, the Fund is required to alter its portfolio or redeem Municipal Preferred shares. The Fund may voluntarily redeem Municipal Preferred shares under certain circumstances.

     Secondary Market Risk. If Municipal Preferred shares are attempted to be sold between Auctions, any or all of the shares may not be able to be sold, or they may not be able to be sold for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Rate Period, changes in interest rates could affect the price on shares sold in the secondary market. Broker-Dealers that maintain a secondary market for Municipal Preferred shares are not required to maintain this market, and the Fund is not required to redeem shares either if an Auction or an attempted secondary market sale fails because of lack of buyers. Municipal Preferred shares are not registered on a stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") stock market. If Municipal Preferred shares are sold to a Broker-Dealer between Auctions, the sale price of the shares sold may be less than their original purchase price, especially when market interest rates have risen since the last Auction. Accrued Municipal Preferred dividends, however, should at least partially compensate for the increased market interest rates.

     Year 2000 Risk. Like other registered investment companies and financial business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 (Y2K) Issue. Failure to successfully address the Y2K Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser has commenced a review of the Y2K Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Y2K Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Y2K Issue will not have any adverse effect on the issuers whose securities are held by the Fund or on global markets or economies generally.

                                  THE AUCTION

GENERAL

     The provisions of the Certificate provide that, except as otherwise described herein, the Applicable Rate with respect to shares of Municipal Preferred for each Rate Period after the Initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Certificate and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell such shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction."

     Certain defined terms used in this section and under "Description of Municipal Preferred" are defined in the Glossary.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for shares of Municipal Preferred, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of Municipal Preferred (a "Beneficial Owner") may submit orders ("Orders") to that Broker-Dealer as follows:

     - Hold Order - indicating its desire to hold shares of Municipal Preferred without regard to the Applicable Rate for the next Rate Period.

     -    Bid - indicating its desire to sell shares of Municipal
          Preferred at $25,000 per share if the Applicable Rate for the next Rate Period is less than the rate specified in such Bid (also known as a hold-at-a rate order).

     - Sell Order - indicating its desire to sell shares of Municipal Preferred at $25,000 per share without regard to the Applicable Rate for the next Rate Period.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of Municipal Preferred then held by such Beneficial Owner. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit an Order to its Broker-Dealer will be deemed to have submitted a Hold Order to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order to its Broker-Dealer for an Auction relating to a Rate Period for Municipal Preferred of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of Municipal Preferred subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of Municipal Preferred is, for purposes of such offer, a Potential Beneficial Owner of additional shares of Municipal Preferred as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of shares of Municipal Preferred but that wishes to purchase shares, or that is a Beneficial Owner that wishes to purchase additional shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of Municipal Preferred at $25,000 per share if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of Municipal Preferred held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of Municipal Preferred held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund. The Auction Agent after each Auction for shares of Municipal Preferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of Municipal Preferred placed by such Broker-Dealer at such Auction. See "The Auction--Broker-Dealers" in the SAI.

     If Sufficient Clearing Bids exist (that is, the number of shares of Municipal Preferred subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of shares of Municipal Preferred subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for the next succeeding Rate Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Brokers-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the shares of Municipal Preferred available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate for the next succeeding Rate Period will be the Maximum Rate on the Auction Date. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such

Auction all shares of Municipal Preferred subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders, the Applicable Rate for the next succeeding Rate Period will be the All Hold Order Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of Municipal Preferred that is fewer than the number of shares of Municipal Preferred specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales with respect to shares of Municipal Preferred will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Member. The Securities Depository will make payment to the Sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds. The settlement procedures to be used with respect to Auctions for shares of Municipal Preferred are set forth in Appendix C to the SAI.

     The first Auction for shares of Series A Municipal Preferred will be held on ________, _________ __, 1999, the Business Day preceding the Dividend Payment Date for the Initial Rate Period thereof. Thereafter, except during Special Rate Periods, Auctions of Series A Municipal Preferred will normally be held every ________, and each Subsequent Rate Period will normally begin on the following ________.

     The first Auction for shares of Series B Municipal Preferred will be held on ________, _________ __, 1999, the Business Day preceding the Dividend Payment Date for the Initial Rate Period thereof. Thereafter, except during Special Rate Periods, Auctions of Series B Municipal Preferred will normally be held every ________, and each Subsequent Rate Period will normally begin on the following ________.

     Whenever the Fund intends to include any net capital gain or other income taxable for Federal income tax purposes in any dividend on shares of Municipal Preferred, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

SECONDARY MARKET TRADING AND TRANSFER OF MUNICIPAL PREFERRED

     The Broker-Dealers (including the Underwriter) expect, but are not obligated, to maintain a secondary trading market in shares of Municipal Preferred outside of Auctions. There can be no assurance that a secondary trading market for shares of Municipal Preferred will develop or, if it does develop, that it will provide owners with liquidity of investment. The shares of Municipal Preferred will not be registered on any stock exchange or on the NASDAQ stock market. Investors who purchase shares of Municipal Preferred in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction thereof, depending on market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer, or otherwise dispose of shares of Municipal Preferred only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of shares of Municipal Preferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value of the Fund will be determined as of the close of regular trading on the NYSE (generally 4:00 p.m. New York City time) on the last Business Day of each week (generally Friday), and at such other times as the Fund may authorize. The net asset value of the Fund equals the value of the Fund's assets less the Fund's liabilities. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

                       DESCRIPTION OF MUNICIPAL PREFERRED
GENERAL

     Under the Declaration, the Fund is authorized to issue an unlimited number of Preferred Shares. The Fund's Certificate for Municipal Preferred shares authorizes the issuance of ______ shares of Series A Municipal Preferred and ______ shares of Series B Municipal Preferred. Municipal Preferred shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated dividends. Municipal Preferred shares, when issued and sold, will be fully paid and nonassessable by the Fund, will not by their terms be convertible into or exchangeable for shares of another class and will have no preemptive rights. Shares of Municipal Preferred will not be subject to any sinking fund, but will be subject to mandatory redemption under the certain circumstances described below.

DIVIDENDS AND DIVIDEND PERIODS

     General. The Initial Rate Period for shares of Municipal Preferred is a period consisting of 7 days. Any Subsequent Rate Period will be a Minimum Rate Period (7 Rate Period Days) unless the Fund, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See "--Designation of Special Rate Periods."

     Dividends on the shares of Municipal Preferred will be payable, when, as and if declared by the Board of Trustees out of funds legally available therefor in accordance with the Declaration, the Certificate and applicable law on __________, ________ ___, 1999, and thereafter on each __________ for the
Series A Municipal Preferred, and on __________, ________ ___, 1999, and thereafter on each __________ for the Series B Municipal Preferred; provided, however, that (1) (a) if the ________ on which dividends would otherwise be payable for the Series A Municipal Preferred is not a Business Day, then dividends shall be payable instead on the first Business Day that falls prior to such _____________ and (b) if the ________ on which dividends would otherwise be payable for the Series B Municipal Preferred is not a Business Day, then dividends shall be payable instead on the first Business Day that falls prior to such _____________ and (2) the Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of such shares of more than 28 Rate Period Days.

     The amount of dividends per share payable on shares of Municipal Preferred on any date on which dividends shall be payable on such shares shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

     Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which now provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the initial Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

     Dividends on shares of Municipal Preferred shall accumulate from the Date of Original Issue. The dividend rate for the Initial Rate Period will be _____% per annum for the Series A Municipal Preferred and _____% per annum for the Series B Municipal Preferred. For each Subsequent Rate Period, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund results from an Auction, except as provided below.

     The Applicable Rate that results from an Auction will not be greater than the Maximum Rate which is:

     (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the Reference Rate on such Auction Date for the next Rate Period and (2) the Rate Multiple on such Auction Date, unless such shares have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period after such Special Rate Period, in which case the higher of:

          (A)  the dividend rate on such shares of the then-ending Rate Period;
          and

          (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

     (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (2) the Rate Multiple on such Auction Date.

     If any Auction for any Subsequent Rate Period is not held for any reason other than as described below, the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period.

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, shares of Municipal Preferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon (New York City time) on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Fund shall have paid a late charge, each as described more fully in the SAI, no Auction will be held for the Subsequent Rate Period thereof and the dividend rate for shares of Municipal Preferred for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period.

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of Municipal Preferred during any Rate Period (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon (New York City time) on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, each as described more fully in the SAI, no Auction will be held in respect of such shares for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure)), and the dividend rate for such shares for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below Ba3/BB-").

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of Municipal Preferred during a Special Rate Period of more than 364 Rate Period

Days, or during any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or, in the event Moody's is then rating such shares, the Fund shall not have paid a late charge, in each case prior to 12:00 Noon (New York City time) on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period and as more fully described in the SAI, no Auction will be held for such Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge is so paid (such late charge to be paid only in the event that Moody's is rating the shares at the time and the Fund cures such failure)), and the dividend rate for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below Ba3/BB-").

     A failure to pay dividends on or the redemption price of shares of Municipal Preferred shall have been cured with respect to any Rate Period if, within the respective time periods described above, the Fund shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the shares of Municipal Preferred and (ii) without duplication, the redemption price for the shares of Municipal Preferred, if any, for which notice of redemption has been mailed by the Fund; provided, however, that the foregoing clause (ii) shall not apply to the Fund's failure to pay the redemption price in respect of shares of Municipal Preferred when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

     Gross-up Payments. Holders of shares of Municipal Preferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the Certificate and applicable law, dividends in an amount equal to the aggregate Gross-up Payment in accordance with the following:

     If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on shares of Municipal Preferred without having given advance notice thereof to the Auction Agent as described above under "The Auction--Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Municipal Preferred or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment with respect to shares of Municipal Preferred during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.

     If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of Municipal Preferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of such shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.

     The Fund shall not be required to make Gross-up Payments with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

     A "Gross-up Payment" in respect of any dividend means payment to a holder of shares of Municipal Preferred of an amount which, giving effect to the Taxable Allocations made with respect to such dividend, would cause such holder's after-tax returns (taking into account both the Taxable Allocations and the Gross-up Payment) to be equal to the after-tax return the holder would have received if no such Taxable Allocations had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of Municipal Preferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each holder of shares of Municipal Preferred is taxable at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

     Restrictions on Dividends and Other Distributions. For so long as any shares of Municipal Preferred are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares) in respect of Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon liquidation), unless (1) full cumulative dividends on shares of Municipal Preferred through their most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent;
(2) the Fund has redeemed the full number of shares of Municipal Preferred required to be redeemed by any provision for mandatory redemption pertaining thereto; and (3) immediately after such transaction the Discounted Value of the Fund's portfolio would at least equal the Municipal Preferred Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the shares of Municipal Preferred.

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with shares of Municipal Preferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of Municipal Preferred through their most recent Dividend Payment Date. When dividends are not paid in full upon the shares of Municipal Preferred through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred through their most recent respective Dividend Payment Dates, all dividends declared upon shares of Municipal Preferred and any other such class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred shall be declared pro rata so that the amount of dividends declared per share on shares of Municipal Preferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Municipal Preferred and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL RATE PERIODS

     The Fund, at its option, may designate any succeeding Subsequent Rate Period as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (i) the Fund shall give certain notices to the Auction Agent, (ii) an Auction for such shares shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for such shares shall have existed in such Auction and (iii) if the Fund shall have mailed a notice of redemption with respect to any shares of Municipal Preferred, the redemption price with respect to such shares shall have been deposited with the Auction Agent.

VOTING RIGHTS

     In addition to voting rights described below under "Description of Capital Structure" and in the SAI under "Investment Restrictions," holders of shares of Municipal Preferred, voting as a separate class, are entitled to elect (1) two trustees of the Fund at all times and (2) a majority of the trustees if at any time dividends on shares of Municipal Preferred shall be unpaid in an amount equal to two years dividends thereon, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. In all other cases, trustees shall be elected by holders of Common Shares and Preferred Shares (including Municipal Preferred), voting together as a single class.

     Subject to the voting rights described above, the Fund may not, among other things, without the approval of the holders of a "majority of the outstanding" shares (as defined in the SAI under "Investment Restrictions") of Municipal Preferred, voting as a separate class, approve any plan of reorganization adversely affecting shares of Municipal Preferred. In addition, the Fund may not, without the affirmative vote of the holders of at least a majority of the shares of Municipal Preferred outstanding at the time, voting as a separate class: (a) authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon liquidation or (b) amend, alter or repeal the provisions of the Declaration or the Certificate, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of such shares of Municipal Preferred or the holders thereof; provided, however, that a division of a share of Municipal Preferred shall be deemed to materially affect any such preference, right or power only if the terms of such division adversely affect the holders of shares of Municipal Preferred. The Fund may not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Municipal Preferred outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. Notwithstanding the first sentence of this paragraph, the Fund may, without the vote of the holders of shares of Municipal Preferred, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon liquidation if, after giving effect thereto, the aggregate liquidation preference of all Preferred Shares then outstanding, exclusive of accumulated and unpaid dividends, would not exceed $__________; provided, however, that the Fund obtains written confirmation from Moody's (if Moody's is then rating the shares of Municipal Preferred) and S&P (if S&P is then rating the shares of Municipal Preferred) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to shares of Municipal Preferred. Further, the Fund may, without the vote of the holders of shares of Municipal Preferred, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon liquidation notwithstanding that, after giving effect thereto, the aggregate liquidation preference of all Preferred Shares then outstanding would exceed $__________; provided, however, that either Moody's or S&P is rating the shares of Municipal Preferred and the Fund obtains written confirmation from Moody's (if Moody's is then rating the shares of Municipal Preferred) and S&P (if S&P is then rating the shares of Municipal Preferred) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to shares of Municipal Preferred.
If any action would adversely affect the rights of one or more series (the "Affected Series") of Municipal Preferred in a manner different from any other series of Municipal Preferred, the Fund will not approve any such action without the affirmative vote of the holders of at least a majority of the shares of each such Affected Series outstanding at the time (each such Affected Series voting as a separate class).

REDEMPTION

     Mandatory Redemption. In the event the Fund does not timely cure a failure to maintain (1) a Discounted Value of its portfolio equal to the Municipal Preferred Basic Maintenance Amount or (2) the 1940 Act Municipal Preferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred, shares of Municipal Preferred will be subject to mandatory redemption on a date specified by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the Certificate and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of shares of Municipal Preferred necessary to restore the required Discounted Value or the 1940 Act Municipal Preferred Asset Coverage, as the case may be.

     In determining the number of shares of Municipal Preferred required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, pro rata among shares of Municipal Preferred and other Preferred Shares of the Fund, subject to redemption or retirement.

     Optional Redemption. Shares of Municipal Preferred are redeemable, at the option of the Fund:

          (i) in whole or in part, on the second Business Day preceding any Dividend Payment Date for such shares, out of funds legally available therefor in accordance with the Declaration, the Certificate and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of Municipal Preferred may not be redeemed in part if after such partial redemption fewer than 500 shares remain outstanding and (2) the notice establishing a Special Rate Period of shares of Municipal Preferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that such shares shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in (ii) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

          (ii) as a whole but not in part, out of funds legally available therefor in accordance with the Declaration, the Certificate and applicable law, on the first day following any Dividend Period included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     Notwithstanding the foregoing, if any dividends on shares of Municipal Preferred (whether or not earned or declared) are in arrears, no shares of Municipal Preferred shall be redeemed unless all outstanding shares of Municipal Preferred are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of Municipal Preferred; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of Municipal Preferred pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of Municipal Preferred.

LIQUIDATION

     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with shares of Municipal Preferred with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of shares of Municipal Preferred then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of the shares of Municipal Preferred of the full preferential amounts provided for as described herein, the holders of the shares of Municipal Preferred as such shall have no right or claim to any of the remaining assets of the Fund.

     Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Fund shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                            RATING AGENCY GUIDELINES

     The Fund is required under Moody's and S&P's guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Municipal Preferred Basic Maintenance Amount includes the sum of (i) the aggregate liquidation preference of shares of Municipal Preferred then outstanding and (ii) certain accrued and projected payment obligations of the Fund.

     The Fund is also required under rating agency guidelines to maintain, with respect to the shares of Municipal Preferred, as of the last Business Day of each month in which any shares of Municipal Preferred are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including shares of Municipal Preferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Municipal Preferred Asset Coverage"). Based on the composition of the Fund's portfolio and market conditions as of _____________, 1999, the 1940 Act Municipal Preferred Asset Coverage with respect to shares of Municipal Preferred, assuming the issuance on the date hereof of all shares of Municipal Preferred offered hereby and after giving effect to the deduction of the sales load and offering costs relating thereto estimated at $________, would be computed as follows:

     Value of Fund assets less liabilities
     not constituting senior securities           $ ___________

     -------------------------------------------  = ------------------ =  ____%
     Senior securities representing               $ ___________
     indebtedness plus liquidation value
     of the shares of Municipal Preferred

     In the event the Fund does not timely cure a failure to maintain (1) a Discounted Value of its portfolio equal to the Municipal Preferred Basic Maintenance Amount or (2) the 1940 Act Municipal Preferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred, the Fund will be required to redeem shares of Municipal Preferred as described above under "Description of Municipal Preferred--Redemption."

     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of Municipal Preferred may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to shares of Municipal Preferred.

     As described by Moody's and S&P, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Municipal Preferred are not recommendations to purchase, hold or sell shares of Municipal Preferred, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of shares of Municipal Preferred will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     A rating agency's guidelines will apply to shares of Municipal Preferred only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's or S&P, or both, for rating shares of Municipal Preferred.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The management of the Fund, including general supervision of the duties performed by the Adviser under the Fund's investment advisory agreement, is the responsibility of the Fund's Board of Trustees under the laws of The Commonwealth of Massachusetts.

INVESTMENT ADVISER

     Scudder Kemper Investments, Inc., the global investment management business of Zurich Financial Services, is one of the largest and most experienced investment counsel firms in the world, managing assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Scudder Kemper offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. Zurich Financial Services Group is a financial services holding company incorporated in Switzerland and owned 57% by Zurich Allied AG and 43% by Allied Zurich p.l.c. The Adviser has served as investment adviser to the Fund since December 31, 1997, when the Adviser replaced Zurich Kemper Investments, Inc. and its predecessors, which had served as the Fund's investment manager since the inception of the Fund. As of ________ ___, 1999, the Adviser had more than $_____ billion in assets under management. The Adviser's principal office is located at 222 South Riverside Plaza, Chicago, Illinois 60606.

     Philip G. Condon and Rebecca L. Wilson serve as co-portfolio managers of the Fund and are responsible for the day-to-day management of the Fund. Mr. Condon is a Managing Director of the Adviser and Director of the

Municipal Bond Group. He joined the Adviser in 1983. Mr. Condon received a B.A. and M.B.A. from the University of Massachusetts. Ms. Wilson is a vice president and joined the Adviser in 1986. She is a co-portfolio manager for several tax-exempt portfolios and serves as a trader for several long-term municipal bond funds. Ms. Wilson received a B.A from the University of Redlands, California.

     The Investment Management Agreement between the Fund and the Adviser (the "Advisory Agreement") provides that the Adviser acts as investment adviser, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if duly elected to such positions. Under the Advisory Agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the Trustees other than those affiliated with the Adviser, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

     For services and facilities provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser an annualized fee, calculated and paid monthly, in the amount of 0.60% of the average weekly net assets of the Fund. Average weekly net assets, for purposes of determining the advisory fee, shall mean the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund (other than the liquidation value of any Preferred Shares) and accumulated dividends on any Municipal Preferred shares. Because the Adviser's fees are based on the average weekly net assets of the Fund, the Adviser will benefit from an increase in the Fund's assets resulting from the offering of shares of Municipal Preferred.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Common Shares and all Preferred Shares voting as a single class and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on 60 days' written notice to the other party.

                      CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR

     The Fund's securities and cash are held under a custodian agreement by State Street Bank and Trust Company ("State Street"), whose principal place of business is 225 Franklin Street, Boston, Massachusetts 02110. Investors Fiduciary Trust Company ("IFTC"), whose principal place of business is 127 West 10th Street, Kansas City, Missouri 64105, serves as transfer agent, registrar and dividend disbursing agent for the Fund's shares. Pursuant to a services agreement with IFTC, Kemper Service Company, an affiliate of the Adviser, serves as Shareholder Service Agent for the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. The Depository Trust Company ("DTC") will act as Securities Depository for the Municipal Preferred shares.

                                     TAXES

     The following information is meant as a general summary for U.S. taxpayers. It is based on the advice of Dechert Price & Rhoads, counsel to the Fund, and reflects provisions of the Internal Revenue Code (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "IRS"), and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to foreign, state, or local taxes.
Please see the SAI for additional information. You should rely on your own tax adviser for advice about the tax consequences to you of investing in the Fund.

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, in any taxable year in which it distributes at least 90% of the sum of its (x) net investment income (i.e., investment company taxable income as that term is defined in the Code, without regard to the deduction for dividends paid) and (y) its net tax-exempt income (see below), the Fund will not be subject to federal income tax on its net investment income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss that it distributes). The Fund intends to distribute all or substantially all of such income and gain each year.

     Based in part on certain representations made by the Fund to Dechert Price & Rhoads relating to the lack of any present intention to redeem or purchase shares of Municipal Preferred at any time in the future, it is the opinion of Dechert Price & Rhoads that the shares of Municipal Preferred will constitute stock of the Fund and distributions with respect to shares of Municipal Preferred (other than distributions in redemption of Municipal Preferred shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain auction rate preferred stock similar in many material respects to the Municipal Preferred shares represents equity. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Municipal Preferred shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of Municipal Preferred would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. In such event, the Fund would not be required to make payments to such shareholders to offset the effect of paying Federal income tax on fund distributions so recharacterized as interest. Dechert Price & Rhoads has advised the Fund that, should the IRS pursue in court the position that the shares of Municipal Preferred should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail.

     Each dividend distribution ordinarily will primarily constitute income exempt from federal income tax (i.e., qualify as an "exempt-interest" dividend, which is excludable from the shareholder's gross income). A portion of dividends attributable to interest on certain Municipal Obligations, however, may be a preference item for alternative minimum tax purposes. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income that includes interest on all tax-exempt securities exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of the Fund's dividends that would otherwise be tax-exempt to shareholders may cause certain shareholders to be subject to the Federal alternative minimum tax or may increase the tax liability of a shareholder who is subject to such tax. Investors should thus consider the possible effect of an investment in the Fund on their Federal alternative minimum tax liability. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to federal income tax. Distributions of any taxable net investment income (which term includes short-term capital gain) will be taxable as ordinary income. Distributions of the Fund's net capital gain, if any, will be taxable to shareholders as long-term capital gain, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

     Exempt-interest dividends attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are, within the meaning of Section 147(a) of the Code, "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including tax-exempt interest and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year that was paid to the class. Thus, the Fund is required to allocate a portion of its net capital gain and other taxable income to the Municipal Preferred shares. The Fund generally will notify the Auction Agent of the amount of any net capital gain and other taxable income to be included in any dividend on the shares of Municipal Preferred prior to the Auction establishing the Applicable Rate for that dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as net capital gain or other taxable income, the Fund anticipates that the dividends paid on the Municipal Preferred shares will constitute exempt-interest dividends. The amount of net capital gain and ordinary income allocable to the Municipal Preferred shares (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on its Common Shares and the Municipal Preferred shares during a taxable year, but taxable distributions generally are not expected to be significant. The tax treatment of additional dividends also may affect the Fund's calculation of each class's allocable share of capital gain and other taxable income.

     Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, Dechert Price & Rhoads has advised the Fund that under current law the manner in which the Fund intends to allocate items of tax-exempt income, net capital gain, and other taxable income, if any, among the Fund's Common Shares and the Municipal Preferred shares will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income. In the event of such a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of shares of Municipal Preferred may be recharacterized as additional net capital gain or other taxable income. In the event of such recharacterization, however, the Fund would not be required to make payments to such shareholders to offset the tax effect of such reallocation.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Preferred shares is not deductible for federal income tax purposes to the extent that interest relates to exempt-interest dividends received from the Fund.

     If at any time when shares of the Municipal Preferred are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. Such a suspension may prevent the Fund from distributing at least 90% of its net income, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of the Municipal Preferred in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. There can be no assurance, however, that any such action would achieve that objective.

     Certain of the Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and to attempt to prevent disqualification of the Fund as a RIC.

     If the Fund pays dividends in respect of Gross-up Payments, it will generally designate such payments as exempt-interest dividends except to the extent that net capital gain or other taxable income is allocated thereto as described above. The federal income tax consequences of such dividends under existing law are uncertain.

SALES OF MUNICIPAL PREFERRED

     The sale of Municipal Preferred shares (including transfers in connection with a redemption or repurchase of Municipal Preferred shares) will be a taxable transaction for federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the holder's adjusted tax basis in the Municipal Preferred shares and the amount received. If the Municipal Preferred shares are held as a capital asset, the gain or loss will be a capital loss and will be long-term if the Municipal Preferred shares have been held for more than one year. Any loss realized on a disposition of shares of Municipal Preferred held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares of Municipal Preferred, and any such loss that is not disallowed will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received with respect to those shares of Municipal Preferred. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Municipal Preferred shares will be disallowed to the extent those Municipal Preferred shares are replaced by other Municipal Preferred shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Municipal Preferred shares. In that event, the basis of the replacement shares of Municipal Preferred will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING

     The Fund is required to withhold 31% of all taxable dividends, capital gain dividends and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gain distributions is also required for such shareholders who otherwise are subject to backup withholding.

                       ---------------------------------

     The foregoing briefly summarizes some of the important federal income tax consequences of investing in share of Municipal Preferred, reflects the federal tax law, as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Other federal, state or local tax considerations may apply to a particular investor, including state alternative minimum tax. Investors should consult their tax advisers.

                        DESCRIPTION OF CAPITAL STRUCTURE

     The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by the Declaration dated February 27, 1989. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which shares were initially classified as Common Shares. The Declaration also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the shareholders. For a description of the Municipal Preferred shares, see "Description of Municipal Preferred." The following table shows the amount of (i) shares authorized, (ii) shares held by the Fund for its own account and (iii) shares outstanding, for each class of authorized securities of the Fund as of May __, 1999.



                                                                                           AMOUNT OUTSTANDING
                                                                                           (EXCLUSIVE OF
                                                                                           AMOUNT HELD BY FUND
                                                                     AMOUNT HELD BY FUND   FOR ITS OWN
                 TITLE OF CLASS                   AMOUNT AUTHORIZED  FOR ITS OWN ACCOUNT   ACCOUNT)
                 --------------                   -----------------  -------------------   -------------------
Common Shares.............................
Municipal Preferred Shares
Series A...................................
Series B...................................

     The Common Shares outstanding are fully paid and nonassessable by the Fund. Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. If the Fund is converted to an open-end investment company or if for any other reason Common Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Fund does not intend to hold annual meetings of shareholders.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

     Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding Municipal Preferred shares or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of Municipal Preferred--Voting Rights."

     Shareholders are entitled to one vote for each share held. The Common Shares, Municipal Preferred shares and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Shares, Municipal Preferred shares and any other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining shares of Common Shares, Municipal Preferred shares and any other Preferred Shares will not be able to elect any of such Trustees.

     So long as any Municipal Preferred shares or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

     The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

     The Fund has no present intention of offering additional Common Shares except for the issuance of Common Shares under the Fund's dividend reinvestment plan. Other offerings of its Common Shares, if made, will require approval of the Fund's Board of Trustees. Any additional offering will not be sold at a price per Common Share below the then-current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund's outstanding Common Shares. In addition, the Fund expects that it would commence a continuous offering of its shares in the event it converted to an open-end investment company. See "--Conversion to Open-End Fund."

     The Declaration further provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office.

     The Common Shares have traded on the NYSE since March 22, 1989. The following table shows the ranges of the Fund's net asset value per Common Share and sales prices, and the volume of shares traded:

                    NET ASSET VALUE     PUBLIC OFFERING PRICE    VOLUME TRADED
                   ------------------  ------------------------  -------------
 QUARTER ENDED       HIGH      LOW        HIGH          LOW       (IN 000S)
--------------     --------  --------  -----------  -----------
February 28, 1999  $[    ]   $[    ]     $[    ]      $[    ]     [       ]
November 30, 1998  $[    ]   $[    ]     $[    ]      $[    ]     [       ]
August 31, 1998    $[    ]   $[    ]     $[    ]      $[    ]     [       ]
May 31, 1998       $[    ]   $[    ]     $[    ]      $[    ]     [       ]

     As of __________, 1999, the net asset value per share of Common Shares was $_______, and the closing price per share of Common Shares on the NYSE was $_______.

PREFERRED SHARES

     Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any Municipal Preferred shares or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the Municipal Preferred shares will equal its original purchase price per share plus accumulated dividends per share.

CONVERSION TO OPEN-END FUND

     The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. Such a conversion would require the approval of both a majority of the Fund's outstanding Common Shares and Municipal Preferred shares voting together as a single class and a majority of the outstanding Municipal Preferred shares voting as a separate class on such conversion. Conversion of the Fund to an open-end investment company would require the redemption of all outstanding Preferred Shares, including the Municipal Preferred shares, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. A delay in conversion could result following shareholder approval due to the Fund's inability to redeem the Preferred Shares. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed net asset value less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE.

REPURCHASE OF COMMON SHARES

     Shares of closed-end management investment companies frequently trade at a discount from net asset value but in some cases trade at a premium. In recognition of the possibility that the Fund's shares might similarly trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from net asset value by repurchasing its shares in the open market or by tendering for its own shares at net asset value. The Board of Trustees, in consultation with the Adviser, reviews on a quarterly basis the possibility of open market repurchases and/or tender offers for Fund shares. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund's shares trading at a price which is equal to or approximates their net asset value. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters. Notwithstanding the foregoing, so long as any shares of Municipal Preferred are outstanding, the Fund may not purchase, redeem or otherwise acquire any Common Shares unless (1) all accumulated dividends on the shares of Municipal Preferred have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition the Municipal Preferred Basic Maintenance Amount and the 1940 Act Municipal Preferred Asset Coverage (determined after deducting the acquisition price of the Common Shares) are met.

     Subject to the Fund's investment policies and restrictions with respect to borrowings, the Fund may incur debt to finance repurchases and/or tenders. See "Investment Objective, Policies and Risks" and "Investment Restrictions" in the SAI. Interest on any such borrowings will reduce the Fund's net investment income.

     Although the Board of Trustees believes that share repurchases and tenders generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. In addition, any purchase by the Fund of its Common Shares at a time when the Municipal Preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. Repurchases of Common Shares may result in the Fund being required to redeem Municipal Preferred shares to satisfy asset coverage requirements. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Adviser does not anticipate that repurchases and tenders should have a materially adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate share repurchases and tenders.

     The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchases of shares pursuant to a tender offer.

                                  UNDERWRITING

     Subject to the terms and conditions of the Underwriting Agreement between Salomon Smith Barney Inc. (the "Underwriter") and the Fund (the "Underwriting Agreement") dated the date hereof, the Underwriter has agreed to purchase, and the Fund has agreed to sell, ____ shares of Series A Municipal Preferred and ____ shares of Series B Municipal Preferred offered hereby.

     The Underwriting Agreement provides that the obligations of the Underwriter to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriter is obligated to purchase all of the shares of Municipal Preferred offered hereby if it purchases any of the shares.

     The Fund has been advised by the Underwriter that it proposes initially to offer some of the shares of Municipal Preferred directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a concession not in excess of $ ____ per share. The sales load the Fund will pay of $ ____ per share is equal to ___% of the initial offering price. The Underwriter may allow, and such dealers may reallow, a concession not in excess of $ _____ per share on sales to certain other dealers. After the initial public offering, the Underwriter may change the public offering price and the concession. Investors must pay for any shares of Municipal Preferred purchased in the initial public offering on or before _________ ___, 1999.


     The Fund anticipates that the Underwriter or one of its affiliates may from time to time act in Auctions as Broker-Dealers and will receive certain fees as described under "The Auction--Auction Procedures." The Underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     In the Underwriting Agreement, the Fund and the Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriter may be required to make for any of those liabilities.

     The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

                                 LEGAL MATTERS

     Vedder, Price, Kaufmann & Kammholz, Chicago, Illinois, serves as counsel to the Fund and to the non-interested Trustees. Dechert Price & Rhoads, Washington, DC, which is serving as special counsel to the Fund with respect to the offering of Municipal Preferred shares, will pass on the legality of the shares offered hereby. Certain legal matters will be passed on for the Underwriter by Simpson Thacher & Bartlett, New York, New York. Simpson
Thacher & Bartlett will rely as to certain matters under Massachusetts law on the opinion of Dechert Price & Rhoads.

                                    EXPERTS

     The financial statements of the Fund at 11/30/98 and the selected per share data and ratios set forth under the caption "Financial Highlights" for the period 1989 to 11/30/98 have been audited by Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report incorporated by reference in this Registration Statement, and are included in reliance upon that report given upon Ernst & Young's authority as experts in accounting and auditing. Ernst & Young audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                              FURTHER INFORMATION

     The Fund has filed with the SEC, Washington, DC 20549, a Registration Statement under the Securities Act with respect to the shares of Municipal Preferred offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the SEC. The Registration Statement may be inspected without charge at the SEC's office in Washington, DC, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the SEC.

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 , as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549 and the SEC's regional offices, including offices at Seven World Trade Center, New York, New York 10048. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
                                                                            PAGE
                                                                            ----

    General Information ..............................................  ____
    Additional Information About Investments and Investment Techniques  ____
    Investment Restrictions ..........................................  ____
    Trustees and Officers ............................................  ____
    Ownership of Fund Shares .........................................  ____
    Investment Advisory and Other Services ...........................  ____
    Portfolio Transactions ...........................................  ____
    Net Asset Value ..................................................  ____
    The Auction ......................................................  ____
    Description of Municipal Preferred ...............................  ____
    Repurchase of Common Shares ......................................  ____
    Taxes ............................................................  ____
    Experts ..........................................................  ____
    Financial Statements .............................................  ____
    Glossary .........................................................  ____
    Appendix A: Ratings of Investments ...............................  ____
    Appendix B: Tax Equivalent Yield Table ...........................  ____
    Appendix C: Settlement Procedures ................................  ____
    Appendix D: Auction Procedures ...................................  ____

                                    GLOSSARY

     "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, means: (i)(A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by certain commercial paper dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

     "Adviser" means Scudder Kemper Investments, Inc.

     "Affected Series" has the meaning specified under "Description of Municipal Preferred--Voting Rights."

     "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     "All Hold Order Rate," with respect to a Rate Period for which an Auction is held, means the lesser of the Kenny Index (if the Rate Period for which the Auction is held consists of fewer than 183 Rate Period Days) or the product of
(i)(1) the "AA" Composite Commercial Paper Rate on the Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days,
(2) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days or
(3) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (i)(1), (2) or (3), as applicable, being referred to herein as the "Benchmark Rate"), and (ii) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of Municipal Preferred in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate on shares of Municipal Preferred for such Rate Period will be (A) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (B) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (ii) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per share of Municipal Preferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

     "Applicable Rate" means the rate per annum at which dividends are payable on shares of Municipal Preferred for any Rate Period thereof.

     "Auction" means each periodic operation of the Auction Procedures.

     "Auction Agency Agreement" means an agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of Municipal Preferred so long as the Applicable Rate for such shares is to be based on the results of an Auction.

     "Auction Agent" means Bankers Trust Company or any successor entity appointed as such by a resolution of the Board of Trustees.

     "Auction Date," with respect to any Rate Period, means the Business Day next preceding the first day of such Rate Period.

     "Auction Procedures" means the procedures for conducting Auctions as described under "The Auction--Auction Procedures."

     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of shares of Municipal Preferred or a Broker-Dealer that holds shares of Municipal Preferred for its own account.

     "Bid" has the meaning specified under "The Auction--Auction Procedures."

     "Bidder" means a Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer or an Existing Holder or Potential Holder placing an Order with the Auction Agent or on whose behalf an Order is placed with an Auction Agent.

     "Board of Trustees" means the Board of Trustees of the Fund or any duly authorized committee thereof.

     "Broker-Dealer" means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

     "Broker-Dealer Agreement" means an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Business Day" shall mean a day on which the New York Stock Exchange is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York are authorized by law to close.

     "Cede" means Cede & Co., the nominee of DTC, and in whose name the shares of Municipal Preferred initially will be registered.

     "Certificate" means the Certificate of Designation for Preferred Shares of the Fund dated ____________ ___, 1999 specifying the powers, preferences and rights of the shares of Municipal Preferred.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Shares" means the common shares of beneficial interest, par value $0.01 per share, of the Fund.

     "Date of Original Issue" means the date on which the Fund initially issued shares of Municipal Preferred.

     "Declaration" means the Amended and Restated Agreement and Declaration of Trust of the Fund dated February 27, 1989, as amended and supplemented.

     "Discounted Value" means, as of any Valuation Date, (i) with respect to an S&P Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the market value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the market value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

     "Dividend Payment Date" means any date on which dividends on shares of Municipal Preferred are payable as provided under "Description of Municipal Preferred--Dividends and Dividend Periods."

     "Dividend Period" means the period from and including the Date of Original Issue of shares of Municipal Preferred to but excluding the initial Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares.

     "DTC" means the Depository Trust Company.

     "Existing Holder" means a Broker-Dealer (or any such other person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of Municipal Preferred.

     "Fund" means Kemper Strategic Municipal Income Trust, a Massachusetts business trust that is the issuer of the shares of Municipal Preferred.

     "Gross-up Payment" has the meaning specified under "Description of Municipal Preferred--Dividends and Dividend Periods."

     "Hold Order" has the meaning specified under "The Auction--Auction Procedures."

     "Initial Rate Period" means the period from and including the Date of Original Issue of shares of Municipal Preferred to but excluding _________ __, 1999 for Series A Municipal Preferred and _________ __, 1999 for Series B Municipal Preferred.

     "IRS" means the United States Internal Revenue Service.

     "Kenny Index" has the meaning specified under "Taxable Equivalent of the Short-Term Municipal Bond Rate."

     "Maximum Rate" has the meaning specified under "Description of Municipal Preferred--Dividends and Dividend Periods--General."

     "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period
Days.

     "Moody's" means Moody's Investors Service, Inc. or its successors.

     "Moody's Discount Factor" has the meaning set forth on page ___ of the SAI.

     "Moody's Eligible Asset" has the meaning set forth on page ___ of the SAI.

     "Municipal Obligations" has the meaning specified under "Investment Objective, Policies and Risks--Investment Policies--Municipal Obligations."

     "Municipal Preferred" means the Municipal Auction Rate Cumulative Preferred Shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

     "Municipal Preferred Basic Maintenance Amount" has the meaning specified under "Rating Agency Guidelines."

     "1940 Act Municipal Preferred Asset Coverage" has the meaning specified under "Rating Agency Guidelines."

     "NYSE" means the New York Stock Exchange.

     "Order" has the meaning specified under "The Auction--Auction Procedures."

     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of Municipal Preferred but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of Municipal Preferred.

     "Potential Holder" means a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of Municipal Preferred or that is an Existing Holder of such shares that wishes to become the Existing Holder of additional shares.

     "Preferred Shares" means preferred shares of beneficial interest, par value $0.01 per share, of the Fund and includes the Municipal Preferred shares.

     "Rate Multiple" means a percentage, determined as set forth below, based on the prevailing rating of shares of Municipal Preferred in effect at the close of business on the Business Day next preceding the relevant Auction Date:

PREVAILING RATING                                       PERCENTAGE
-----------------                                       ----------
Aa3/AA- or higher                                       110%
A3/A-                                                   125%
Baa3/BBB-                                               150%
Ba3/BB-                                                 200%
Below Ba3/BB-                                           250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of Municipal Preferred prior to the Auction establishing the Applicable Rate for such shares, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater. If the ratings for shares of Municipal Preferred are split between two of the foregoing categories, the lower rating will determine the prevailing rating. If the shares of Municipal Preferred are rated by only one rating agency, such rating will be the prevailing rating.

     "Rate Period" means the Initial Rate Period of shares of Municipal Preferred and any Subsequent Rate Period of such shares.

     "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for either (i) the shortening or lengthening, as the case may be, of such Rate Period or Dividend Period as set forth under "Description of Municipal Preferred--Dividends and Dividend Periods" because the day on which dividends would otherwise be payable is not a Business Day or (ii) the shortening of such Rate Period pursuant to the provisions relating to the designation of Special Rate Periods as set forth in the SAI under "Description of Municipal Preferred--Designation of Special Rate Periods."

     "Reference Rate" means (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

     "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or its successors.

     "S&P Discount Factor" has the meaning set forth on page ___ of the SAI.

     "S&P Eligible Asset" has the meaning set forth on page ___ of the SAI.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Municipal Preferred.

     "Sell Order" has the meaning specified under "The Auction--Auction Procedures."

     "Special Rate Period" means any Subsequent Rate Period commencing on the date designated by the Fund, as set forth under "Description of Municipal Preferred--Designation of Special Rate Periods," and ending on the last day of the last Dividend Period thereof.

     "Submission Deadline" means 1:30 P.M. New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid" means a valid Bid submitted or deemed submitted to the Auction Agent by a Broker-Dealer by the Submission Deadline.

     "Submitted Hold Order" means a valid Hold Order submitted or deemed submitted to the Auction Agent by a Broker-Dealer by the Submission Deadline.

     "Subsequent Rate Period" means any period from and including the first day following the Initial Rate Period of shares of Municipal Preferred to but excluding the next Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

     "Sufficient Clearing Bids" has the meaning specified under "The Auction--Auction Procedures."

     "Taxable Allocation" has the meaning specified under "Description of Municipal Preferred--Dividends and Dividend Periods--Gross-up Payments."

     "Taxable Equivalent of the Short-Term Municipal Bond Rate," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of Municipal Preferred) and S&P (if S&P is then rating the shares of Municipal Preferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds, the interest on which is excludable for regular Federal income tax purposes under the Code, of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

     "Treasury Bill" means a direct obligation of the U.S. government having a maturity at the time of issuance of 364 days or less.

     "Treasury Bill Rate," on any date for any Rate Period, means: (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from certain U.S. government securities dealers to the Auction Agent.

     "Treasury Note" means a direct obligation of the U.S. government having a maturity at the time of issuance of five years or less but more than 364 days.

     "Treasury Note Rate," on any date for any Rate Period, means: (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from certain U.S. government securities dealers to the Auction Agent.

     "Underwriter" means Salomon Smith Barney Inc.

     "Underwriting Agreement" has the meaning specified under "Underwriting."

==============================================================================


NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ANY UNDERWRITER. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  ____________________________________________

                               TABLE OF CONTENTS


                                                       PAGE
                                                       ----
              Prospectus Summary .....................  ___
              Financial Highlights ...................  ___
              The Fund ...............................  ___
              Use of Proceeds ........................  ___
              Capitalization .........................  ___
              Portfolio Composition ..................  ___
              Investment Objective, Policies and Risks  ___
              The Auction ............................  ___
              Determination of Net Asset Value          ___
              Description of Municipal Preferred        ___
              Rating Agency Guidelines ...............  ___
              Management of the Fund .................  ___
              Custodian, Transfer Agent, Dividend
              Disbursing Agent and Registrar..........  ___
              Taxes ..................................  ___
              Description of Capital Structure .......  ___
              Underwriting ...........................  ___
              Legal Matters ..........................  ___
              Experts ................................  ___
              Further Information ....................  ___
              Table of Contents for the Statement
              of Additional Information  .............  ___
              Glossary ...............................  ___



                                $ ______________



                    KEMPER STRATEGIC MUNICIPAL INCOME TRUST


                               MUNICIPAL AUCTION
                                RATE CUMULATIVE
                                PREFERRED SHARES


                             _____ SHARES SERIES A

                             _____ SHARES SERIES B



                           __________________________

                                   PROSPECTUS

                               ________ ___, 1999

                           __________________________



                              SALOMON SMITH BARNEY


==============================================================================

                 SUBJECT TO COMPLETION, DATED May 20, 1999

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                               [KEMPER FUND LOGO]

                              Dated ________, 1999

                    KEMPER STRATEGIC MUNICIPAL INCOME TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                               ____________, 1999

     This Statement of Additional Information ("SAI") relating to the offering of Series A and Series B Municipal Auction Rate Cumulative Preferred Shares ("Municipal Preferred") is not a prospectus, but should be read in conjunction with the Prospectus for Kemper Strategic Municipal Income Trust (the "Fund) dated _______ ___, 1999. This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling 1-800-621-1048.

     The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

                               TABLE OF CONTENTS


                                                                       Page
                                                                       ----
    GENERAL INFORMATION..................................................3
    ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES...3
    INVESTMENT RESTRICTIONS..............................................7
    TRUSTEES AND OFFICERS................................................8
    OWNERSHIP OF FUND SHARES............................................11
    INVESTMENT ADVISORY AND OTHER SERVICES..............................11
    PORTFOLIO TRANSACTIONS..............................................13
    NET ASSET VALUE.....................................................14
    THE AUCTION.........................................................14
    DESCRIPTION OF MUNICIPAL PREFERRED..................................26
    REPURCHASE OF COMMON SHARES.........................................42
    TAXES...............................................................43
    EXPERTS.............................................................44
    FINANCIAL STATEMENTS................................................45
    GLOSSARY............................................................46
    APPENDIX A RATINGS OF INVESTMENTS...................................52
    APPENDIX B  TAX EQUIVALENT YIELD TABLE..............................60
    APPENDIX C SETTLEMENT PROCEDURES....................................61
    APPENDIX D AUCTION PROCEDURES.......................................63

--------------------------------------------------------------------------


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE FUND DATED ________ ___, 1999 AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-621-1048.

                              GENERAL INFORMATION

     The Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment adviser is Scudder Kemper Investments, Inc. (the "Adviser"). The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund invests at least 50% of its total assets in investment grade Municipal Obligations or unrated Municipal Obligations of comparable quality and may invest up to 50% of its total assets in high yield Municipal Obligations that are rated below investment grade.

     Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Fund's Prospectus.

                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                           AND INVESTMENT TECHNIQUES

     Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus, dated ________ ___,1999 (the "Prospectus"), under "Investment Objective, Policies and Risks." Additional information concerning certain of the Fund's investments and investment techniques is set forth below.

     MUNICIPAL OBLIGATIONS. Municipal Obligations are issued to obtain funds for various public and private purposes. Municipal Obligations include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to Municipal Obligations may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from taxable securities. While most municipal bonds pay a fixed rate of interest semi-annually in cash, some bonds pay no periodic cash interest but instead make a single payment at maturity representing both principal and interest. Municipal Obligations may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

     In general, there are three categories of Municipal Obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax ("AMT") ("Preference Items"): (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. Interest on obligations in the last category is exempt from federal income tax but is treated as a Preference Item that could subject the recipient to, or increase the recipient's liability for, the AMT. For corporate shareholders, the Fund's distributions derived from interest on all Municipal Obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). In assessing the federal income tax treatment of interest on any such obligation, the Fund will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

     Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.
Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

     The obligations of any person or entity to pay the principal of and interest on a Municipal Obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a Municipal Obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving Municipal Obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any Municipal Obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various Municipal Obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Fund. Any income derived from the ownership of operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" ("RIC") under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a RIC the Fund is subject to certain limitations on its investments and on the nature of its income. See "Taxes".

     The yields on Municipal Obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of Municipal Obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

     Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

     Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

     Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     MUNICIPAL LEASES. The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation. Certain municipal lease obligations are illiquid.

     WHEN-ISSUED SECURITIES. New issues of Municipal Obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a Municipal Obligation when and if issued.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it set aside cash to pay for when-issued securities.

     REDEMPTION, DEMAND AND PUT FEATURES AND PUT OPTIONS. Issuers of Municipal Obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds because they may protect to some degree against a rise in interest rates.

     LIQUIDITY AND PROTECTIVE PUT OPTIONS. The Fund may also enter into a separate agreement with the seller of a security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Such agreements are subject to the risk of default by the other party, although the Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Adviser believes present minimal credit risks. The Fund would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Fund after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

     ILLIQUID OBLIGATIONS. At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

     The secondary market for some Municipal Obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded Municipal Obligations. No established resale market exists for certain of the Municipal Obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these Municipal Obligations at times when it would otherwise wish to do so at the prices at which they are valued.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a U.S. or foreign exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

     Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price.

     Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

     The Fund will engage in futures and related options transactions for bona fide hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes.


                            INVESTMENT RESTRICTIONS

     The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in the Prospectus and this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or
(b) more than 50% of outstanding shares of the Fund. Except with respect to borrowings, all percentage limitations set forth below apply immediately after a purchase or initial investment and no subsequent change in any applicable percentage resulting from market fluctuations require elimination of any security from the portfolio. Subsequent to the issuance of Municipal Preferred, the following investment restrictions may not be changed without the approval of a majority of the outstanding Common Shares and of Municipal Preferred (and any other Preferred Shares that may be issued in the future), voting together as a class, and the approval of a majority of the outstanding shares of Municipal Preferred (and any other Preferred Shares that may be issued in the future), voting separately by class. All other investment policies and practices described in the Prospectus or in this SAI are not fundamental and may be changed without shareholder approval. The Fund will not:

     (1)  Issue senior securities, as defined in the 1940 Act, other than
          (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) the borrowings described under subparagraph 3 below or (iii) transactions involving futures contracts or the writing of options within the limits described in the Registration Statement;

     (2) Make short sales of securities or purchase any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Registration Statement;

     (3) Borrow money, except for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets including the amount borrowed; however, the Fund will not purchase any securities for its portfolio at any time when the borrowings exceed 5% of its total assets (taken at value);

     (4) Underwrite any issue of securities, except to the extent that the purchase of municipal securities in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting;

     (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental issuers, nor shall it apply to municipal securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein;

     (7) Purchase or sell commodities or commodities contracts, except for transactions involving futures contracts or options on such contracts within the limits described in the Registration Statement;

     (8) Make loans, other than by entering into repurchase agreements and through the purchase of municipal securities or temporary investments in accordance with its investment objective, policies and limitations;

     (9) Invest in securities other than municipal securities and temporary securities as those terms are defined in the Registration Statement;

     (10) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities and except that with respect to 50% of the Fund's total assets the Fund may invest up to 25% of its total assets in securities of any issuer; or

     (11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

     For purposes of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligations of a superior governmental entity, it shall be included in the computation of securities owned that are issued by such superior governmental entity. If, however, a security is guaranteed by a governmental entity or some other entity, as in the case of a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

     Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS
     The Trustees and Executive Officers of the Fund and their principal occupations during the last five years are set forth below.

                             Position with      Principal Occupations During
Name, Address and Age          the Fund             the Past Five Years
---------------------        -------------  ------------------------------------
James E. Akins               Trustee        Consultant on International,
2904 Garfield Terrace, N.W.                 Political and Economic Affairs;
Washington, DC 20008                        formerly a career United States
Date of birth: 10/15/26                     Foreign Service Officer, Energy
                                            Advisor for the White House, and
                                            United States Ambassador to Saudi
                                            Arabia.

Arthur R. Gottschalk         Trustee        Retired; formerly, President,
10642 Brookridge Drive                      Illinois Manufacturers Association;
Frankfort, IL                               Trustee, Illinois Masonic Medical
Date of birth: 2/13/25                      Center; formerly, Illinois State
                                            Senator; formerly, Vice President,
                                            The Reuben H. Donnelly Corporation.

                             Position with      Principal Occupations During
Name, Address and Age          the Fund             the Past Five Years
---------------------        -------------  ------------------------------------
*Daniel Pierce             Trustee and                Chairman of the Board
Two International Place    Chairman of the Board      and Managing Director,
Boston, MA 02110                                      Scudder Kemper
Date of birth: 3/18/34                                Investments, Inc.;
                                                      Director, Fiduciary Fund
                                                      Company; Director,
                                                      Fiduciary Company
                                                      Incorporated; formerly,
                                                      attorney.

*Thomas W. Littauer         Trustee and               Managing Director,
Two International Place     Vice President            Scudder Kemper
Boston, MA 02110                                      Investments, Inc.;
Date of birth: 4/26/55                                formerly, Head of Broker
                                                      Dealer Division of an
                                                      unaffiliated investment
                                                      management firm during
                                                      1997; prior thereto,
                                                      President of Client
                                                      Management Services of
                                                      an unaffiliated
                                                      investment management
                                                      firm from 1991 to 1996.

Frederick T. Kelsey        Trustee                    Retired; formerly,
4010 Arbor Lane                                       consultant to Goldman
Unit 102                                              Sachs & Co.; formerly,
Northfield, IL 60093                                  President, Treasurer and
Date of birth: 4/25/27                                Trustee of Institutional
                                                      Liquid Assets and its
                                                      affiliated mutual funds;
                                                      Trustee of the Northern
                                                      Institutional Funds;
                                                      formerly Trustee of the
                                                      Pilot Funds.

Fred B. Renwick            Trustee                    Professor of finance,
3 Hanover Square                                      New York University,
Suite 20H                                             Stern School of
New York, NY 10004                                    Business; Director, the
Date of birth: 2/1/30                                 Wartburg Home
                                                      Foundation; Chairman,
                                                      Investment Committee of
                                                      Morehouse College Board
                                                      of Trustees; Director,
                                                      American Bible Society
                                                      Investment Committee;
                                                      formerly, member of the
                                                      Investment Committee of
                                                      Atlanta University Board
                                                      of Trustees; formerly,
                                                      Director of Board of
                                                      Pensions Evangelical
                                                      Lutheran Church of
                                                      America.

John G. Weithers           Trustee                    Retired; formerly,
311 Springlake                                        Chairman of the Board
Hinsdale, IL 60521                                    and Chief Executive
Date of birth: 8/8/33                                 Officer, Chicago Stock
                                                      Exchange; Director,
                                                      Federal Life Insurance
                                                      Company; President of
                                                      the Members of the
                                                      Corporation and Trustee,
                                                      DePaul University.

Mark S. Casady             President                  Managing Director,
Two International Place                               Scudder Kemper
Boston, MA 02110                                      Investments, Inc.
Date of birth: 9/21/60

Philip J. Collora          Vice President and          Senior Vice President,
222 South Riverside Plaza  Secretary                   Scudder Kemper
Chicago, IL  60606                                     Investments, Inc.
Date of birth: 11/15/45

--------------
*Messrs. Pierce and Littauer are "interested persons" of the Fund (as that term is defined in the 1940 Act).

                             Position with      Principal Occupations During
Name, Address and Age          the Fund             the Past Five Years
---------------------        -------------  ------------------------------------
John R. Hebble              Treasurer        Senior Vice President, Scudder
222 South Riverside Plaza,                   Kemper Investments, Inc.
Chicago, IL 60606
Date of birth: 6/27/58

Ann M. McCreary              Vice President  Managing Director, Scudder Kemper
345 Park Avenue                              Investments, Inc.
New York, NY 10154
Date of birth: 11/6/56

Robert C. Peck              Vice President  Managing Director, Scudder Kemper
222 South Riverside Plaza,                  Investments, Inc.; formerly,
Chicago, IL 60606                           Executive Vice President, Van
Date of birth:10/01/46                      Kampen American Capital, Inc.;
                                            Senior Vice President,
                                            Manufacturers Hanover Investment
                                            Corporation

Kathryn L. Quirk            Vice President  Managing Director, Scudder Kemper
345 Park Avenue                             Investments, Inc.
New York, NY 10154
Date of birth: 12/03/52

     The Board has an audit and governance committee that is composed of Messrs. Akins, Gottschalk, Kelsey, Renwick, and Weithers. The Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, seeks and reviews nominees for Board membership and performs other tasks as the Board assigns.

COMPENSATION OF TRUSTEES

     The Trustees and Officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows actual amounts paid or accrued to those Trustees who are not designated "interested persons" for the fiscal year ended November 30, 1998.



                             Aggregate              Total Compensation from
                          Compensation from         Fund and Fund Complex(2)
Name                           Fund                    Paid to Trustees
----                      -----------------         -----------------------
James E. Akins..               $___                        $130,000
Arthur R.
Gottschalk(1)...               $___                        $133,200
Frederick T.
Kelsey(1).......               $___                        $130,500
Fred B.
Renwick.........               $___                        $130,500
John G. Weithers               $___                        $134,800

----------------
(1) Includes deferred fees. Pursuant to a deferred compensation agreement with the Fund, deferred amounts accrued interest monthly at a rate approximate to the yield of Zurich Money Funds - Zurich Money Market Fund.

(2) Includes compensation for service on the Boards of 15 Kemper Funds with 53 fund portfolios. Each Trustee currently serves as Trustee of 15 Kemper Funds with 53 fund portfolios.

                            OWNERSHIP OF FUND SHARES

     As of ________ ___, 1999, the Trustees and Officers of the Fund as a Group owned less than 1% of the outstanding shares of the Fund.

     As of ________ ___, 1999, the following persons owned, beneficially or of record, more than 5% of the outstanding shares of the Fund:



NAME AND ADDRESS  NUMBER OF SHARES  PERCENTAGE OF OUTSTANDING SHARES
----------------  ----------------  --------------------------------




                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

     Scudder Kemper Investments, Inc., the global investment management business of Zurich Financial Services Group, is one of the largest and most experienced investment management organizations in the world, managing more than ____ billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. Scudder Kemper offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

     Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with the products and solutions in the area of financial protection and asset accumulation. The Group has four core businesses: non-life and life insurance, reinsurance and asset management.

     The Advisory Agreement provides that the Adviser will provide portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, pay the Fund's office rent, and render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as a closed-end investment company, including, but not limited to, preparing reports to and meeting materials for the Fund's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's transfer and pricing agents, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement and semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Fund's Board of Trustees.

     Under the Advisory Agreement, which was last approved by the Board of Trustees on July 17, 1998 and by the shareholders of the Fund on December 17, 1998, the Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Adviser's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of those Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act); the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of the Fund's custodians, subcustodians, dividend disbursing agents and registrars. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees of the Fund with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Adviser and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

     The Adviser is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Adviser and making available, without expense to the Fund, the services of such Trustees, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Adviser ("Non-Interested Trustees"). Under the Advisory Agreement, the Adviser also pays the Fund's share of payroll taxes. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Adviser), was paid or became payable by the Fund to any of its officers or Trustees who were affiliated with the Adviser.

     In return for the services provided by the Adviser as investment manager and the expenses it assumes under the Advisory Agreement, the Fund pays the Adviser a management fee computed at an annual rate of 0.60% of the Fund's average weekly net assets. The Fund paid the Adviser ________, ________ and _________ under the Advisory Agreement for the fiscal periods ending November 30, 1998, 1997 and 1996, respectively.

     The Advisory Agreement further provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement. The Advisory Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an equitable manner. Lastly, the Advisory Agreement contains a provision stating that it supersedes all prior agreements.

     The Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. The Fund may agree to terminate its Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. The Advisory Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Adviser or any of its officers or directors has taken any action resulting in a breach of the Adviser's covenants under the Advisory Agreement. As stated above, the Advisory Agreement automatically terminates in the event of its assignment.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Fund's securities and cash are held under a custodian agreement by State Street Bank and Trust Company ("State Street), whose principal place of business is 225 Franklin Street, Boston, Massachusetts 02110. Investors Fiduciary Trust Company ("IFTC"), whose principal place of business is 127 West 10th Street, Kansas City, Missouri 64105, serves as transfer agent, registrar and dividend disbursing agent for the Fund's shares. Pursuant to a services agreement with IFTC, Kemper Service Company, an affiliate of the Adviser, serves as Shareholder Service Agent for the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. The Depository Trust Company ("DTC") will act as Securities Depository for the Municipal Preferred shares.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Fixed-income securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable under the circumstances. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser will consider research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions with the Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Fund will not be reduced because the Adviser and/or other clients receive such services. The allocation of orders and the commission rates paid by the Fund will be reviewed periodically by the Board of Trustees.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund paid no brokerage commissions during the fiscal years ended November 30, 1998, 1997 and 1996, as all portfolio transactions were effected on a principal basis. The rates of portfolio turnover for each of the fiscal years ended November 30, 1998, 1997 and 1996 were approximately 22%, 13% and 31%, respectively.

                                NET ASSET VALUE

     Net asset value of the Fund will be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. New York City time) on the last Business Day of each week (generally Friday), and at such other times as the Fund may authorize. The net asset value of the Fund equals the value of the Fund's assets less the Fund's liabilities. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

     In determining net asset value for the Fund, the Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

                                  THE AUCTION

GENERAL

     The Certificate of Designation for Preferred Shares of the Fund, adopted by the Board of Trustees (the "Certificate"), provides that the Applicable Rate for each Rate Period of Municipal Preferred after the Initial Rate Period therefor shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Certificate and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell such shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Certificate.

     As used herein with respect to shares of Municipal Preferred, (i) "Applicable Rate" means the rate per annum at which dividends are payable on such shares for any Rate Period thereof, (ii) "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares, (iii) "Business Day" means a day on which the NYSE is open for trading and is not a Saturday, Sunday or other day on which banks in New York City are authorized by law to close, (iv) "Date of Original Issue" means the date on which the Fund initially issued such shares, (v) "Dividend Payment Date" means any date on which dividends on such shares are payable as provided under "Description of Municipal Preferred--Dividends--General," (vi) "Dividend Period" means the period from and including the Date of Original Issue of such shares to but excluding the initial Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares, (vii) "Existing Holder" means a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of such shares, (viii) "Initial Rate Period" means the period from and including the Date of Original Issue of such shares to but excluding the initial Dividend Payment Date for such shares, (ix) "Potential Beneficial Owner" means a customer of a Broker-Dealer that is not a Beneficial Owner of such shares that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional such shares, (x) "Potential Holder" means a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is not an Existing Holder of such shares or that is an Existing Holder of such shares that wishes to become the Existing Holder of additional such shares, (xi) "Rate Period" means the Initial Rate Period of such shares and any Subsequent Rate Period, including any Special Rate Period, of such shares, (xii) "Subsequent Rate Period" means any period from and including the first day following the Initial Rate Period of such shares to but excluding the next Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof, (xiii) "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period Days and (xiv) "Special Rate Period" means any Subsequent Rate Period commencing on the date designated by the Fund, as set forth under "Description of Municipal Preferred--Dividends--Designation of Special Rate Periods," and ending on the last day of the last Dividend Period thereof.

     AUCTION AGENCY AGREEMENT. The Fund will enter into an agreement (the "Auction Agency Agreement") with Bankers Trust Company (together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, the "Auction Agent") which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of Municipal Preferred so long as the Applicable Rate for such shares is to be based on the results of an Auction.

     BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more broker-dealers. The Auction Agent will enter into agreements with Salomon Smith Barney Inc. and ____________________, and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more additional broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of Broker-Dealers in Auctions. See "--Broker-Dealers" below.

     SECURITIES DEPOSITORY. DTC (together with any successor securities depository selected by the Fund, the "Securities Depository") will act as the Securities Depository for the Agent Members with respect to shares of Municipal Preferred. One certificate for all of the shares of Municipal Preferred will be registered in the name of Cede & Co. ("Cede"), as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Municipal Preferred contained in the Certificate. The Fund will also issue stop-transfer instructions to the transfer agent for shares of Municipal Preferred. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Fund's Trustees, as described below under "Description of Municipal Preferred--Voting Rights," Cede will be the holder of record of all shares of Municipal Preferred, and owners of shares of Municipal Preferred will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of Municipal Preferred, whether for its own account or as a nominee for another person.

AUCTION DATES; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME

     The first Auction for shares of Series A Municipal Preferred will be held on ________, ________ ___, 1999, the Business Day preceding the Dividend Payment Date for the Initial Rate Period of Series A Municipal Preferred. The first Auction for shares of Series B Municipal Preferred will be held on ________, ________ ___, 1999, the Business Day preceding the Dividend Payment Date for the Initial Rate Period of Series B Municipal Preferred. See "Description of Municipal Preferred--Dividends." Thereafter, Auctions will normally be held: (i) every ________, and each Subsequent Rate Period will normally begin on the following _______ for Series A Municipal Preferred and
(ii) every ________, and each Subsequent Rate Period will normally begin on the following _______ for Series B Municipal Preferred; unless the then-current Rate Period is a Special Rate Period or, in certain circumstances, the day that would normally be the Auction Date or the first day of such Subsequent Rate Period is not a Business Day. The Auction Date and the first day of the related Rate Period (also a Dividend Payment Date) must be Business Days but need not be consecutive days. See "Description of Municipal Preferred--Dividends" for information concerning the circumstances under which the first day of a Rate Period or the Auction Date, or both, may be moved to a date other than such specified days.

     Whenever the Fund intends to include any net capital gain or other income taxable for Federal income tax purposes in any dividend on shares of Municipal Preferred, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date. See also "Description of Municipal Preferred--Dividends--Gross-up Payments" below.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

     Prior to the Submission Deadline (as defined under "--Submission of Orders by Broker-Dealers to Auction Agent" below) on each Auction Date for shares of Municipal Preferred:

          (a) each Beneficial Owner of such shares may submit to its Broker-Dealer by telephone or otherwise a:

               (i) "Hold Order" -- indicating the number of outstanding shares of Municipal Preferred, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Rate Period;

               (ii) "Bid" -- indicating the number of outstanding shares of Municipal Preferred, if any, that such Beneficial Owner offers to sell if the Applicable Rate for such shares for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner in such bid; and/or

               (iii) "Sell Order" -- indicating the number of outstanding shares of Municipal Preferred, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares for the next succeeding Rate Period; and

          (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares of Municipal Preferred that they offer to purchase if the Applicable Rate for such shares for the next succeeding Rate Period is not less than the rate per annum specified in such Bids.

     The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of Municipal Preferred then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of Municipal Preferred an Order or Orders covering all the outstanding shares of Municipal Preferred held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of outstanding shares of Municipal Preferred held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of Municipal Preferred an Order or Orders covering all of the outstanding shares of Municipal Preferred held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of outstanding shares of Municipal Preferred held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of Municipal Preferred subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of Municipal Preferred that offers to become the Beneficial Owner of additional shares of Municipal Preferred is, for purposes of such offer, a Potential Beneficial Owner.

     A Potential Beneficial Owner of shares of Municipal Preferred may submit to its Broker-Dealer Bids in which it offers to purchase shares of Municipal Preferred if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of Municipal Preferred specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

     As described more fully below under "--Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of Municipal Preferred held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of Municipal Preferred held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

     Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of Municipal Preferred that is fewer than the number of shares of Municipal Preferred specified in its Order. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement" below.

     As described above, any Bid specifying a rate higher than the Maximum Rate (as defined below) will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

     As used herein, "Maximum Rate," when used with respect to shares of Municipal Preferred on an Auction Date, means:

          (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the Reference Rate on such Auction Date for the next Rate Period and (2) the Rate Multiple on such Auction Date, unless such shares have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period after such Special Rate Period, in which case the higher of:

               (A) the dividend rate on such shares for the then-ending Rate Period; and

               (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, and
          (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

          (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (2) the Rate Multiple on such Auction Date.

     As used herein, "Reference Rate" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

     As used herein, "Taxable Equivalent of the Short-Term Municipal Bond Rate," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of Municipal Preferred) and S&P (if S&P is then rating the shares of Municipal Preferred), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds, the interest on which is excludable for regular Federal income tax purposes under the Code, of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

     As used herein, "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, means:

          (i)(A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the outstanding shares of MUNICIPAL PREFERRED are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or

          (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

     If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (0.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360. As used herein, "Commercial Paper Dealers" means ______________________ or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer. As used herein, "Substitute Commercial Paper Dealer" means _____________________ or their respective affiliates or successors, if such entity is a commercial paper dealer, provided that none of such entities shall be a Commercial Paper Dealer.

     As used herein, "Treasury Bill Rate," on any date for any Rate Period, means:

          (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

          (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

     As used herein, "Treasury Note Rate," on any date for any Rate Period, means:

          (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

          (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

     For purposes of the foregoing, "Treasury Bill" means a direct obligation of the U.S. government having a maturity at the time of issuance of 364 days or less, and "Treasury Note" means a direct obligation of the U.S. government having a maturity at the time of issuance of five years or less but more than 364 days. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, such rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers. As used herein, "U.S. Government Securities Dealer" means ____________________ or their respective affiliates or successors, if such entity is a U.S. government securities dealer. As used herein, "Substitute U.S. Government Securities Dealer" shall mean ___________________or their respective affiliates or successors, if such entity is a U.S. government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.

     The applicable "AA" Composite Commercial Paper Rates, Taxable Equivalent of the Short-Term Municipal Bond Rates, Treasury Bill Rates and Treasury Note Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

     The "Rate Multiple" will be a percentage, determined as set forth below, based on the prevailing rating of shares of Municipal Preferred in effect at the close of business on the Business Day next preceding such Auction Date:

PREVAILING RATING                                                             PERCENTAGE
Aa3/AA- or higher................................................................110%
A3/A-............................................................................125%
Baa3/BBB-........................................................................150%
Ba3/BB-..........................................................................200%
Below Ba3/BB-....................................................................250%


provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of Municipal Preferred prior to the Auction establishing the Applicable Rate for such shares, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater. If the shares of Municipal Preferred are rated by only one rating agency, such rating will be the prevailing rating.

     For purposes of this definition, the "prevailing rating" of shares of Municipal Preferred shall be (i) Aa3/AA- or higher if such shares have a rating of Aa3 or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not Aa3/AA- or higher, then A3/A-if such shares have a rating of A3 or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not Aa3/AA- or higher or A3/A-, then Baa3/BBB- if such shares have a rating of Baa3 or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not Aa3/AA- or higher, A3/A- or Baa3/BBB-, then Ba3/BB- if such shares have a rating of Ba3 or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not Aa3/AA- or higher, A3/A-, Baa3/BBB-, or Ba3/BB-, then Below Ba3/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating shall be determined without reference to the rating of any other rating agency. The Fund will take all reasonable action necessary to enable either S&P or Moody's to provide a rating for shares of Municipal Preferred. If neither S&P nor Moody's shall make such a rating available, ___________________ or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the SEC under the Securities Exchange Act of 1934, as amended) to act as a substitute rating agency in respect of the shares of Municipal Preferred, and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

     Prior to 1:30 P.M., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the shares of Municipal Preferred subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

     If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of outstanding shares of Municipal Preferred subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

          (a) all Hold Orders will be considered valid, but only up to and including in the aggregate the number of shares of Municipal Preferred held by such Existing Holder, and, if the number of shares subject to such Hold Orders exceeds the number of shares held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of shares held by such Existing Holder;

          (b) (i) any Bid will be considered valid up to and including the excess of the number of shares of Municipal Preferred held by such Existing Holder over the number of shares of Municipal Preferred subject to any Hold Orders referred to in clause (a) above;

               (ii) subject to subclause (i), if more than one Bid of an Existing Holder is submitted to the Auction Agent with the same rate and the number of shares of Municipal Preferred subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of Municipal Preferred subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of Municipal Preferred equal to such excess;

               (iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

               (iv) in any such event, the number, if any, of such shares subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid by or on behalf of a Potential Holder at the rate specified therein; and

          (c) all Sell Orders will be considered valid up to and including the excess of the number of outstanding shares of Municipal Preferred held by such Existing Holder over the sum of shares of

     Municipal Preferred subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above. If more than one Bid of a Potential Holder for shares of MUNICIPAL PREFERRED is submitted to the Auction Agent by or on behalf of any Potential Holder, each Bid submitted will be a separate Bid with the rate and number of shares therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE

     Not earlier than the Submission Deadline on each Auction Date, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of outstanding shares of Municipal Preferred over the number of outstanding shares of Municipal Preferred subject to Submitted Hold Orders (such excess being herein referred to as the "Available Municipal Preferred") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of outstanding shares of Municipal Preferred that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of outstanding shares of Municipal Preferred that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

     If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of outstanding shares of Municipal Preferred which, when added to the number of outstanding shares of Municipal Preferred to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Municipal Preferred. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all shares of Municipal Preferred.

     If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders), the Applicable Rate for the next Rate Period for all shares of Municipal Preferred will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of Municipal Preferred subject to such Sell Orders but will continue to own shares of Municipal Preferred for the next Rate Period, dividends for which may include income taxable to such Beneficial Owners. See "--Auction Dates; Advance Notice of Allocation of Taxable Income" above and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

     If all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders, the Applicable Rate for the next Rate Period will be the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (i) (1) the "AA" Composite Commercial Paper Rate on the Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (2) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (3) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (i)(1), (2) or (3) as applicable, being referred to herein as the "Benchmark Rate") and (ii) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of Municipal Preferred in such Rate Period any net capital gain or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of Municipal Preferred for such Rate Period will be (A) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (B) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (ii) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the

Taxable Yield Rate. For purposes of the foregoing, "Taxable Yield Rate" means the rate determined by (a) dividing the amount of Taxable Income available for distribution per share of Municipal Preferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000. In calculating the "AA" Composite Commercial Paper Rate, the Treasury Bill Rate and the Treasury Note Rate for such purpose, the rates used will be the rates or yields specified in the applicable definitions of "AA" Composite Commercial Paper Rate, Treasury Bill Rate and Treasury Note Rate set forth under "--Orders by Existing Holders and Potential Holders."

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

     Based on the determinations made under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of Municipal Preferred will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of Municipal Preferred subject to such Hold Orders.

     If Sufficient Clearing Bids have been made:

          (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of Municipal Preferred subject to such Submitted Sell Order or Submitted Bid;

          (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the outstanding shares of Municipal Preferred subject to such Submitted Bid;

          (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of Municipal Preferred subject to such Submitted Bid;

          (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of Municipal Preferred subject to such Submitted Bid, unless the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids is greater than the number of shares of Municipal Preferred in excess of the Available Municipal Preferred over the number of shares of Municipal Preferred accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold a number of outstanding shares of Municipal Preferred subject to such Submitted Bid determined on a pro rata basis based on the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids of such Existing Holders; and

          (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will purchase any shares of Available Municipal Preferred not accounted for in clauses (b) through (d) above on a pro rata basis based on the outstanding shares of Municipal Preferred subject to all such Submitted Bids.

     If Sufficient Clearing Bids have not been made (unless this results because all outstanding shares of Municipal Preferred are subject to Submitted Hold Orders):

          (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the outstanding shares of Municipal Preferred subject to such Submitted Bid;

          (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of outstanding shares of Municipal Preferred subject to such Submitted Bid; and

          (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of shares of Municipal Preferred determined on a pro rata basis based on the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids and Submitted Sell Orders.

     If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Municipal Preferred, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of shares of Municipal Preferred being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of Municipal Preferred. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of Municipal Preferred, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of Municipal Preferred for purchase among Potential Holders so that only whole shares of Municipal Preferred are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of Municipal Preferred.

NOTIFICATION OF RESULTS; SETTLEMENT

     The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Rate Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Rate Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of Municipal Preferred as a result of the Auction and will be required to advise each customer purchasing or selling shares of Municipal Preferred as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of Municipal Preferred on the registry of Existing Holders to be maintained by the Auction Agent. See "--General" above.

     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of Municipal Preferred as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds. The settlement procedures to be used with respect to Auctions for shares of Municipal Preferred are set forth in Appendix C hereto.

     If any Existing Holder selling shares of Municipal Preferred in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of Municipal Preferred in such Auction may deliver to such person a number of whole shares of Municipal Preferred that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of Municipal Preferred to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

CONCERNING THE AUCTION AGENT

     The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any


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





error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of Municipal Preferred, a list of initial owners of such shares provided by the Fund, the results of Auctions, notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described in the Prospectus under "The Auction--Secondary Market Trading and Transfer of Municipal Preferred" and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 P.M., New York City time, on the Business Day preceding such Auction.

     The Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for shares of Municipal Preferred. The registrar for shares of Municipal Preferred will send notices to holders of shares of Municipal Preferred of any special meetings at which holders of Municipal Preferred have the right to elect Trustees of the Fund. See "Description of Municipal Preferred--Voting Rights" below.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

     The Auction Agent after each Auction for shares of Municipal Preferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of Municipal Preferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of Municipal Preferred will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by such Broker-Dealer that is (A) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer Agreements provide that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction. The Broker-Dealers expect, but are not obligated, to maintain a secondary trading market in shares of Municipal Preferred outside of Auctions. There can be no assurance that a secondary trading market in shares of Municipal Preferred will develop or, if it does develop, that it will provide owners with liquidity of investment. The shares of Municipal Preferred will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations system.

                       DESCRIPTION OF MUNICIPAL PREFERRED

     The descriptions of the shares of Municipal Preferred contained in the Certificate and this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Declaration of Trust (the "Declaration"). Copies of the Certificate and Declaration are filed as exhibits to the Registration Statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

GENERAL

     The shares of Municipal Preferred will rank on a parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation.

DIVIDENDS

     GENERAL. The holders of shares of Municipal Preferred offered pursuant to the Prospectus will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the Certificate and applicable law, cumulative cash dividends at the Applicable Rate thereof, determined as set forth below under "--Determination of Dividend Rate," and no more (except as otherwise provided below under "Gross-up Payments"), payable on the respective dates determined as set forth below. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on shares of Municipal Preferred which may be in arrears, and, except as otherwise provided herein, no additional sum of money will be payable in respect of any such arrearage. Dividends on shares of Municipal Preferred shall accumulate at the Applicable Rate from the Date of Original Issue and, except as provided below, shall be payable on ________, ________ __, 1999, and thereafter on each ______ for the Series A Municipal Preferred, and on ________, ________ __, 1999, and thereafter on each ______ for the Series B Municipal Preferred; provided, however, that (1)(a)if the ________ on which dividends would otherwise be payable as set forth above for the Series A Municipal Preferred is not a Business Day, then dividends shall be payable instead on the first Business Day that falls prior to such _________ and (b) if the ________ on which dividends would otherwise be payable as set forth above for the Series B Municipal Preferred is not a Business Day, then dividends shall be payable instead on the first Business Day that falls prior to such _________ and (2) the Fund in its discretion may establish Dividend Payment Dates in respect of any Special Rate Period of such shares consisting of more than 28 Rate Period Days that differ from those set forth above; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent and filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined as set forth below under "--Designation of Special Rate Periods."

     The amount of dividends per share payable on shares of Municipal Preferred on any date on which dividends shall be payable on such shares shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000. Any dividend payment made on shares of Municipal Preferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares.

     Each dividend on shares of Municipal Preferred will be paid on the Dividend Payment Date therefor to the holders of record as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders of record as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

     The Securities Depository, in accordance with its current procedures, is expected to credit on each Dividend Payment Date dividends received from the Fund to the accounts of the respective Agent Members in next-day funds. Each of the initial Broker-Dealers, however, has represented to the Fund that such Broker-Dealer (or if such Broker-Dealer does not act as Agent Member, the Agent Member designated by such Broker-Dealer) will make such dividend payments available in same-day funds on each Dividend Payment Date to Beneficial Owners that use such Broker-Dealer or its designee as Agent Member. A Beneficial Owner of shares of Municipal Preferred that does not use one of the initial Broker-Dealers or a designee thereof as its Agent Member should contact the Agent Member used by such Beneficial Owner to determine whether such Agent Member will make dividend payments available to such Beneficial Owner in next-day or same-day funds. If any Agent Member does not make such dividends available in same-day funds to a Beneficial Owner, such Beneficial Owner who uses such Agent Member would not have same-day funds available to it until the next Business Day, which, in the case of a Dividend Payment Date that is a ________, would be the following ________ if it is a Business Day.

     DETERMINATION OF DIVIDEND RATE. The dividend rates on shares of Municipal Preferred offered pursuant to the Prospectus during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Rate Period therefor will be equal to the rate per annum set forth with respect to such shares on the cover page of the Prospectus. For each Subsequent Rate Period thereafter, the dividend rate on such shares will be equal to the rate per annum that results from an Auction on the Auction Date next preceding such Subsequent Rate Period; provided, however, if:

          (i) an Auction for any Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on such shares for such Subsequent Rate Period will be the Maximum Rate on the Auction Date therefor;

          (ii) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with the next succeeding paragraph and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of such shares, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of Municipal Preferred and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares of Municipal Preferred, if any, for which Notice of Redemption has been mailed by the Fund, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of Municipal Preferred to be redeemed, no Auction will be held in respect of shares of Municipal Preferred for the Subsequent Rate Period thereof and the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

          (iii) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of Municipal Preferred for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with the next succeeding paragraph and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of Municipal Preferred for each such Subsequent Rate Period will be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be Below Ba3/BB-); or

          (iv) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (iv), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of Municipal Preferred for such Subsequent Rate Period (or for any Rate Period thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with the next succeeding paragraph and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of Municipal Preferred for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be Below Ba3/BB-) (the rate per annum at which dividends are payable on shares of Municipal Preferred for any Rate Period being herein referred to as the "Applicable Rate" for such shares).

     A Failure to Deposit with respect to shares of Municipal Preferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, within the respective time periods described immediately above, the Fund shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the shares of Municipal Preferred and (ii) without duplication, the Redemption Price for the shares of Municipal Preferred, if any, for which Notice of Redemption has been mailed; provided, however, that the foregoing clause (ii) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     GROSS-UP PAYMENTS. Holders of shares of Municipal Preferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the Certificate and applicable law, dividends in an amount equal to the aggregate Gross-up Payment in accordance with the following:

     If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on shares of Municipal Preferred without having given advance notice thereof to the Auction Agent as described above under "The Auction--Auction Dates; Advance Notice of Allocation of Taxable Income" (such allocation is referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Municipal Preferred or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the

Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.

     If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of Municipal Preferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.

     The Fund shall not be required to make Gross-up Payments with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

     A "Gross-up Payment" in respect of any dividend means payment to a holder of shares of Municipal Preferred of an amount which, giving effect to the Taxable Allocations made with respect to such dividend, would cause such holder's after-tax returns (taking into account both the Taxable Allocations and the Gross-up Payment) to be equal to the after-tax return the holder would have received if no such Taxable Allocations had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of Municipal Preferred subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each holder of shares of Municipal Preferred is taxable at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

     RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Board of Trustees may not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares, including the shares of Municipal Preferred, have, at the time of any such declaration or purchase (and after giving effect thereto), an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other percentage as may in the future be required by law).

     In addition, for so long as any shares of Municipal Preferred are outstanding, except as set forth in the following paragraph or otherwise described herein, (A) the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon liquidation), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the shares of Municipal Preferred as to payment of dividends and the distribution of assets upon liquidation), unless (1) full cumulative dividends on shares of Municipal Preferred through their most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (2) the Fund has redeemed the full number of shares of Municipal Preferred required to be redeemed by any provision for mandatory redemption pertaining thereto and (B) if either Moody's or S&P is rating the shares of Municipal Preferred, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon liquidation), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, or both, as the case may be, would at least equal the Municipal Preferred Basic Maintenance Amount (see "--Rating Agency Guidelines" and "--Redemption").

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with shares of Municipal Preferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of Municipal Preferred through their most recent Dividend Payment Date. When dividends are not paid in full upon the shares of Municipal Preferred through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred through their most recent respective dividend payment dates, all dividends declared upon shares of Municipal Preferred and any other such class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred shall be declared pro rata so that the amount of dividends declared per share on shares of Municipal Preferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Municipal Preferred and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share of Municipal Preferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

     Under the Code, the Fund must, among other things, distribute at least 90% of the sum of its net investment income (including the excess, if any, of net short-term capital gain over net long-term capital loss) and its net tax-exempt income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair the Fund's ability to maintain such qualification.

     DESIGNATION OF SPECIAL RATE PERIODS. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to adjustment as described below. A designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) an Auction for such shares shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for such shares shall have existed in such Auction and (iii) if the Fund shall have mailed a notice of redemption with respect to any shares of Municipal Preferred, as described under "--Redemption--Notice of Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of Municipal Preferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such shares) and Moody's (if Moody's is then rating such shares) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such shares) and Moody's (if Moody's is then rating such shares) with such documents as either may request.

     In the event the Fund wishes to designate a Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a _______ that is a Business Day, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first ________ that is followed by a ________ that is a Business Day preceding what would otherwise be such last day.

     If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the holders of shares of Municipal Preferred. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent), notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

     No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period as to which notice has been given as set forth in the preceding paragraph (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

          (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of Municipal Preferred as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for such shares shall not be held on such Auction Date for any reason or (2) an Auction for such shares shall be held on such Auction Date but Sufficient Clearing Bids for such shares shall not exist in such Action, (D) the scheduled Dividend Payment Dates for such shares during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to such shares in respect of such Special Rate Period; such notice to be accompanied by an Municipal Preferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such shares) and S&P Eligible Assets (if S&P is then rating such shares) each have an aggregate Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets will be determined by reference to the first Moody's Exposure Period longer than the Moody's Exposure Period then applicable to the Fund); or

     (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of Municipal Preferred and that the next succeeding Rate Period shall be a Minimum Rate Period.

     If the Fund fails to deliver either such notice (and, in the case of the notice described in clause (i) above, a Municipal Preferred Basic Maintenance Report to the effect set forth in clause (i) (if either Moody's or S&P is then rating the shares of Municipal Preferred)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in clause (ii) above. In the event the Fund delivers to the Auction Agent a notice described in clause (i) above, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in clause (ii) above, the Fund will provide Moody's (if Moody's is then rating the shares of Municipal Preferred) and S&P (if S&P is then rating the shares of Municipal Preferred) a copy of such notice.

VOTING RIGHTS

     Holders of shares of Municipal Preferred are entitled to vote on certain matters as described herein under "Investment Restrictions", in the Prospectus under "Description of Municipal Preferred--Voting Rights" and in Section 5 of
Part I of the Certificate.

     In connection with the election of the Fund's Trustees, holders of outstanding Preferred Shares, including shares of Municipal Preferred, voting together as one separate class, shall be entitled to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares and Preferred Shares, including shares of Municipal Preferred, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares, including shares of Municipal Preferred, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, including shares of Municipal Preferred, the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares, including shares of Municipal Preferred, as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of Preferred Shares, including shares of Municipal Preferred, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including shares of Municipal Preferred, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of Preferred Shares, including shares of Municipal Preferred (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

     The Fund may not, without the affirmative vote of the holders of at least a majority of the shares of Municipal Preferred outstanding at the time, voting together as one separate class:

          (a) authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon liquidation (except that (i) the Fund may, without the vote of the holders of shares of Municipal Preferred, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon liquidation if, after giving effect thereto, the aggregate liquidation preference of all Preferred Shares then outstanding, exclusive of accumulated and unpaid dividends, would not exceed $__________; provided, however, that the Fund obtains written confirmation from Moody's (if Moody's is then rating the shares of Municipal Preferred) and S&P (if S&P is then rating the shares of Municipal Preferred) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to shares of Municipal Preferred, and (ii) so long as either at least one of Moody's or S&P is rating the shares of Municipal Preferred, the Fund may, without the vote of the holders of shares of Municipal Preferred, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with the shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon liquidation notwithstanding that, after giving effect thereto, the aggregate liquidation preference of all Preferred Shares then outstanding would exceed $__________; provided, however, that the Fund obtains written confirmation from Moody's (if Moody's is then rating the shares of Municipal Preferred) and S&P (if S&P is then rating the shares of Municipal Preferred) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to shares of Municipal Preferred) or

          (b) amend, alter or repeal the provisions of the Certificate or Declaration, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of the shares of Municipal Preferred or the holders thereof (provided, however, that a division of a share of Municipal Preferred shall be deemed to affect any such preference, right or power only if the terms of such division adversely affect the holders of any shares of Municipal Preferred); provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the Municipal Preferred with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if at least one of Moody's or S&P is then rating the shares of Municipal Preferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Municipal Preferred Asset Coverage or the Municipal Preferred Basic Maintenance Amount. So long as any shares of Municipal Preferred are outstanding, the Fund may not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Municipal Preferred outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action would adversely affect the rights of one or more series (the "Affected Series") of Municipal Preferred in a manner different from any other series of Municipal Preferred, the Fund will not approve any such action without the affirmative vote of the holders of at least a majority of the shares of each such Affected Series outstanding at the time (each such Affected Series voting as a separate class).

     Voting provisions will not apply with respect to shares of Municipal Preferred if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions required to be contained in the Certificate or Declaration by the rating agencies in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to shares of Municipal Preferred.

RATING AGENCY GUIDELINES

     The Fund intends that, so long as shares of Municipal Preferred are outstanding, the composition of its portfolio will reflect guidelines established by at least one of Moody's or S&P in connection with the Fund's receipt on the Date of Original Issue of the shares of Municipal Preferred of ratings of Aaa from Moody's or AAA from S&P. Moody's and S&P, nationally recognized independent rating agencies, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The guidelines described below have been developed by Moody's and S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of those securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's or S&P, or both, to issue the above-described ratings for shares of Municipal Preferred, which ratings are generally relied upon by investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of Municipal Preferred only so long as such rating agency is rating such shares. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to shares of Municipal Preferred.

     So long as either S&P or Moody's, or both, are rating the shares of Municipal Preferred, the Fund may not, among other things, (1) engage in futures or options transactions, except in accordance with the then-current guidelines of such rating agencies, (2) borrow money, except that the Fund may, without obtaining the written confirmation described below, borrow money for the purpose of clearing securities transactions if the Municipal Preferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and certain other conditions are met, (3) issue additional shares of Municipal Preferred or any class or series of shares ranking on a parity with the shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon liquidation of the Fund, (4) engage in any short sales of securities, (5) lend any securities, (6) merge or consolidate into or with any corporation or (7) enter into reverse repurchase agreements, unless in each case (except as described above) it has received written confirmation from S&P or Moody's, or both, as appropriate, that any such action would not impair the rating then assigned by such rating agency to shares of Municipal Preferred. While the Fund does not presently intend to borrow, and while the Fund is restricted under the 1940 Act from borrowing in excess of 33 1/3% of its total assets and is otherwise restricted from borrowing pursuant to rating agency guidelines, under certain circumstances and notwithstanding adverse interest rate or market conditions, the Fund is permitted to borrow for temporary or emergency purposes (e.g., to make required distributions or pay dividends) or to repurchase shares when such borrowing is deemed to be in the best interest of the common shareholders. See "Repurchase of Common Shares" herein and "Description of Capital Structure--Repurchase of Common Shares" in the Prospectus for the circumstances under which the Fund may purchase Common Shares and incur indebtedness in connection therewith. Should the Fund borrow, the Fund would be required to pay when due the interest obligation on any debt incurred by the Fund before it would be able to pay dividends on shares of Municipal Preferred, and it is likely that the Fund would be required to pay the principal amount of any such debt prior to meeting the liquidation preference of the shares of Municipal Preferred. Because the interest expense on borrowings by the Fund will reduce the Fund's net investment earnings available to pay dividends on shares of Municipal Preferred, borrowing may impair the Fund's ability to pay such dividends on shares of Municipal Preferred. This risk is heightened in the event the Fund incurs variable rate debt, the interest rate on which may increase with increases in prevailing market rates.

ASSET MAINTENANCE

     1940 ACT MUNICIPAL PREFERRED ASSET COVERAGE. The Fund will be required under rating agency guidelines to maintain, as of the last Business Day of each month on which any shares of are outstanding, asset coverage of at least 200% with respect to such shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares). If the Fund fails to maintain such asset coverage in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred ("1940 Act Municipal Preferred Asset Coverage") and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of Municipal Preferred. See "--Redemption" below.

     MUNICIPAL PREFERRED BASIC MAINTENANCE AMOUNT. The Fund will be required under rating agency guidelines to maintain, as of each Business Day (a "Valuation Date") on which shares of Municipal Preferred are outstanding, assets having in the aggregate a Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount established by the rating agency or agencies then rating the shares of Municipal Preferred. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured on or before the seventh Business Day after such Valuation Date (the "Municipal Preferred Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of Municipal Preferred. See "--Redemption" below.

     The "Municipal Preferred Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

          (A) (i) the product of the number of shares of Municipal Preferred outstanding on such date multiplied by $25,000, plus any redemption premium applicable to shares of Municipal Preferred then subject to redemption;

               (ii) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first Dividend Payment Date for each share of Municipal Preferred outstanding that follows such Valuation Date;

               (iii) subject to certain exceptions, the aggregate amount of dividends that would accumulate on shares of Municipal Preferred outstanding from such first Dividend Payment Date through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period thereof to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent with respect to such shares, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of such shares to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of such shares to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent with respect to such shares designating a Special Rate Period consisting of 49 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length;

               (iv) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date;

               (v) the amount of the Fund's Maximum Potential Gross-up Payment Liability as of such Valuation Date; and

               (vi) any current liabilities as of such Valuation Date to the extent not reflected in any of (A)(i) through (A)(v) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less

          (B) the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (A)(i) through (A)(vi), all as calculated in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred.

For purposes of the foregoing, "Maximum Potential Gross-up Payment Liability," as of any Valuation Date, means the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gain and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

     In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the Municipal Preferred Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the Municipal Preferred Basic Maintenance Amount by 5% or less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the Municipal Preferred Basic Maintenance Amount.

     Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain the Municipal Preferred Basic Maintenance Amount on or prior to the Municipal Preferred Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

     On or before the third Business Day after a Valuation Date on which the Fund fails to meet the Municipal Preferred Basic Maintenance Amount, and on the third Business Day after the Municipal Preferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund is required to deliver to the Auction Agent (so long as either Moody's or S&P is rating the shares of Municipal Preferred) a report with respect to the calculation of the Municipal Preferred Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure or such cure date, as the case may be (a "Municipal Preferred Basic Maintenance Report"). The Fund will also deliver, as required, a Municipal Preferred Basic Maintenance Report as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business
Day) and (ii) the last Business Day of each month, in each case on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of each of February, May, August and November of each year, commencing _________ ___, 1999, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent Municipal Preferred Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Municipal Preferred Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

     The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings, described below, have been based by the rating agencies on criteria such as the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     S&P AAA RATING GUIDELINES. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of Municipal Obligations eligible for consideration under such guidelines ("S&P Eligible Assets") must be discounted by certain discount factors set forth in the table below ("S&P Discount Factors"). The Discounted Value of a Municipal Obligation under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the "S&P Exposure Period" (currently, three Business Days) and the S&P rating on such Municipal Obligation. S&P Discount Factors for a range of exposure periods are set forth below:

                                                   S&P Discount Factors
                                                     Rating Category
Exposure Period                              AAA    AA      A     BBB
---------------                             -----  -----  -----  -----
45 Business Days..........................   190%   195%   210%   250%
22 Business Days..........................   170    175    190    230
10 Business Days..........................   155    160    175    215
7 Business Days...........................   150    155    170    210
3 Business Days...........................   130    135    150    190

     Since the S&P Exposure Period currently applicable to the Fund is three Business Days, the S&P Discount Factors currently applicable to S&P Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "3 Business Days." Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold; and (iii) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as a S&P Eligible Asset pursuant to clause (1)(c) of the following paragraph, such Municipal Obligation will be deemed to have a S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by Moody's. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term Municipal Obligations. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

     The S&P guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining S&P Eligible
Assets:

          (1) In order to be considered S&P Eligible Assets, Municipal Obligations owned by the Fund must:

              (a) be interest bearing and pay interest at least semi-annually;

               (b) be payable in U.S. dollars;

               (c) be publicly rated BBB or higher by S&P or, if not rated by S&P but rated by another nationally recognized credit rating agency, be publicly rated A or higher by such agency;

               (d) not be private placements; and

               (e) be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event lower than $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding.

          (2) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 10% of the aggregate fair market value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Obligations exceeds 5% of the aggregate fair market value of S&P Eligible Assets.

          (3) Municipal Obligations rated by another nationally recognized credit rating agency but not rated by S&P will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 50% of the aggregate fair market value of S&P Eligible Assets.

          (4) Long-term Municipal Obligations (excluding Escrowed Bonds) issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets.

     MOODY'S AAA RATING GUIDELINES. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, Municipal Obligations eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth in the table below ("Moody's Discount Factors"). The Discounted Value of a Municipal Obligation under Moody's guidelines is, as of any Valuation Date, (i) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the market value thereof divided by the applicable Moody's Discount Factor, or (ii) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (a) the lesser of the market value or call price thereof, including any call premium, divided by (b) the applicable Moody's Discount Factor. The Moody's Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the "Moody's Exposure Period" (currently, the period commencing on a given Valuation Date and ending 49 days thereafter) and the Moody's rating on such Municipal Obligation. Moody's Discount Factors for a range of exposure periods for bonds with 10 years to maturity are set forth below:

                                       Moody's Discount Factors
                                           Rating Category
                      ----------------------------------------------------------
Exposure Period       AAA    Aa    A    Baa   Other*  (V)MIG-1**  SP-1+  Unrated
---------------       ----   ---- ----  ----  ------  ----------  -----  -------
7 weeks               151%  159%  166%  173%    187%        136%   148%     225%
8 weeks or less but
greater than 7
weeks                 154   161   168   176     190         137    149      231
9 weeks or less but
greater than 8
weeks                 156   163   170   177     192         138    150      240

--------------
*    Municipal Obligations not rated by Moody's but rated BBB by S&P.
** Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***  Municipal Obligations not rated by Moody's or S&P.

     Since the Moody's Exposure Period currently applicable to the Fund is 49 days, the Moody's Discount Factors currently applicable to Moody's Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "7 weeks." Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% so long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of conditions (x) or (y).

     The Moody's guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining Moody's Eligible Assets, as set forth in the table below:

                                 Minimum       Maximum         Maximum
                                Issue Size   Underlying   State or Territory
Rating                         ($ Millions)  Obligor (%)  Concentration (%)
------                         ------------  -----------  ------------------
Aaa......................            10          100                 100
Aa.......................            10           20                  60
A........................            10           10                  40
Baa......................            10            6                  20
Other*...................            10            4                  12

----------------
*Municipal Obligations not rated by Moody's but rated BBB by S&P.

     The percentages set forth in the preceding table are based upon Moody's Eligible Assets calculated excluding cash. Current Moody's guidelines also require that Municipal Obligations constituting Moody's Eligible Assets pay interest in cash, be publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, that they be rated at least BBB by S&P, and that they not have suspended ratings. For purposes of determining the Moody's Discount Factors applicable to such S&P-rated Municipal Obligations, any such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1, VMIG-1, or P-1, or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, will be considered to have a long-term rating of A.

     The Fund will enter into futures and options transactions only for bona fide hedging purposes and not for leveraging or speculative purposes. So long as either S&P or Moody's is rating the Municipal Preferred, the Fund will only engage in futures or options transactions in accordance with the then-current guidelines of such ratings agencies, and only after it has received written confirmation from S&P or Moody's, as appropriate, that such transactions would not impair the ratings then assigned by such rating agency to shares of Municipal Preferred.

REDEMPTION

OPTIONAL REDEMPTION. Except as described below,

     (i) shares of Municipal Preferred are redeemable, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date therefor, out of funds legally available therefor in accordance with the Declaration and the Certificate, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of Municipal Preferred may not be redeemed in part if after such partial redemption fewer than 500 shares remain outstanding; (2) unless otherwise provided in the Certificate, shares of Municipal Preferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and
(3) subject to the next succeeding sentence, the Notice of Special Rate Period relating to a Special Rate Period of shares of Municipal Preferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that such shares shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in (ii) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions"); and

     (ii) shares of Municipal Preferred are redeemable, at the option of the Fund, as a whole but not in part, out of funds legally available therefor in accordance with the Declaration and the Certificate, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for such shares for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     A Notice of Special Rate Period relating to shares of Municipal Preferred for a Special Rate Period may contain Special Redemption Provisions only if the Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of such shares, determines that such Special Redemption Provisions are in the best interest of the Fund.

     If fewer than all of the outstanding shares of Municipal Preferred are to be redeemed as set forth above, the number of shares to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of shares of such series (initially Cede & Co. as nominee of the Securities Depository) in proportion to the number of such shares held by such holders. Since the nominee of the Securities Depository is the only record holder of shares of Municipal Preferred, the Securities Depository will determine the number of shares to be redeemed from the accounts of the Agent Members. The Agent Members, in turn, may determine to redeem shares from some persons listed on their records as beneficial owners (which may include an Agent Member holding shares for its own account) without redeeming shares from the accounts of other persons listed on their records as beneficial owners.

     The Fund may not mail a Notice of Redemption relating to an optional redemption as described above on any date unless on such date (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of shares of Municipal Preferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of Municipal Preferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of Municipal Preferred) each at least equal the Municipal Preferred Basic Maintenance Amount and would at least equal the Municipal Preferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Municipal Preferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets will be determined by reference to the first Moody's Exposure Period longer than the Moody's Exposure Period then applicable to the Fund.

     MANDATORY REDEMPTION. The Fund will be required to redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption (such amount, together with the redemption prices described above under "--Optional Redemption," being herein referred to as the "Redemption Price"), certain of the shares of Municipal Preferred to the extent permitted under the 1940 Act, the Declaration, the Certificate and any applicable law, if the Fund fails to maintain the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage in accordance with the requirements of the rating agency or rating agencies then rating the shares of Municipal Preferred and such failure is not cured on or before the Municipal Preferred Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of shares of Municipal Preferred to be redeemed will be equal to the lesser of (a) the minimum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the satisfaction of the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that, if there is no such minimum number of shares of Municipal Preferred and other Preferred Shares the redemption or retirement of which would have had such result, all shares of Municipal Preferred and Preferred Shares then outstanding will be redeemed), and (b) the maximum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of Municipal Preferred required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, pro rata among shares of Municipal Preferred and any other Preferred Shares subject to redemption or retirement.

     The Fund is required to effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available under the Declaration, the Certificate and applicable law for the redemption of all of the required number of shares of Municipal Preferred and other Preferred Shares which are subject to mandatory redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund will redeem those shares of Municipal Preferred and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of Municipal Preferred are to be redeemed pursuant to a mandatory redemption, the number of shares to be redeemed shall be redeemed pro rata from the holders of such shares in proportion to the number of such shares held by such holders, in the same manner as described above in respect of optional redemptions of fewer than all outstanding shares of Municipal Preferred.

     NOTICE OF REDEMPTION. Notice of redemption shall be given by mailing the same to each holder of the shares to be redeemed (initially Cede & Co. as nominee of the Securities Depository), not less than 20 nor more than 45 days prior to the date fixed for redemption thereof, to the respective addresses of such holders as the same shall appear on the record books of the Fund ("Notice of Redemption"). Each such notice shall state (i) the redemption date; (ii) the number of shares of Municipal Preferred to be redeemed; (iii) the CUSIP number for such shares; (iv) the Redemption Price; (v) the place or places where certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the notice shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and
(vii) the provisions of the Certificate under which such redemption is made. If fewer than all shares of Municipal Preferred held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares to be redeemed from such holder. The Fund may provide in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     OTHER REDEMPTION PROCEDURES. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem shares of Municipal Preferred will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed. Notwithstanding the fact that the Fund may not have redeemed shares of Municipal Preferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of Municipal Preferred and will include those shares of Municipal Preferred for which Notice of Redemption has been mailed. The first two sentences of this paragraph shall not apply in the event the Fund provides in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     Provided a Notice of Redemption has been mailed as described above, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of Municipal Preferred that are the subject of such notice, dividends on such shares will cease to accumulate and such shares will no longer be deemed outstanding for any purpose, and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders thereof to receive the Redemption Price, but without any interest or other additional amount, except as otherwise provided above under "--Dividends--Determination of Dividend Rate" and "--Gross-up Payments." Upon surrender in accordance with the notice of redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the notice shall so state), the Redemption Price shall be paid by the Auction Agent to the holders of shares of Municipal Preferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the holder thereof. The Fund will be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of Municipal Preferred called for redemption on such date and (ii) all other amounts to which holders of shares of Municipal Preferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Fund, after which time the holders of shares of Municipal Preferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

     Notwithstanding the foregoing, if any dividends on shares of Municipal Preferred (whether or not earned or declared) are in arrears, no shares of Municipal Preferred shall be redeemed unless all outstanding shares of Municipal Preferred are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of Municipal Preferred; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of Municipal Preferred pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of Municipal Preferred.

     Except as described above with respect to redemptions and under "The Auction--Orders by Existing Holders and Potential Holders," the Declaration and the Certificate do not prohibit the Fund or any affiliate of the Fund from purchasing or otherwise acquiring any shares of Municipal Preferred.

     The Fund has the right to arrange for third parties to purchase from the holders thereof shares of Municipal Preferred which are to be redeemed as described above.

LIQUIDATION

     Upon a liquidation of the Fund, whether voluntary or involuntary, the holders of shares of Municipal Preferred then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Municipal Preferred upon liquidation, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of Municipal Preferred shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of the shares of Municipal Preferred of the full preferential amounts provided for as described herein, the holders of Municipal Preferred as such shall have no right or claim to any of the remaining assets of the Fund. In the event the assets of the Fund available for distribution to the holders of shares of Municipal Preferred, upon any liquidation of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled, no such distribution shall be made on account of any other class or series of Preferred Shares ranking on a parity with the shares of Municipal Preferred upon such liquidation unless proportionate distributive amounts shall be paid on account of the shares of Municipal Preferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation. Subject to the rights of the holders of any series or class or classes of shares ranking on a parity with the shares of Municipal Preferred with respect to the distribution of assets upon liquidation of the Fund, after payment shall have been made in full to the holders of the shares of Municipal Preferred as described herein, but not prior thereto, any other series or class or classes of shares ranking junior to the shares of Municipal Preferred with respect to the distribution of assets upon liquidation shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the shares of Municipal Preferred shall not be entitled to share therein.

     Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Fund shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                          REPURCHASE OF COMMON SHARES

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Common Shares trade in the open market at a price that is a function of several factors, including net asset value and yield. Shares of closed-end management investment companies frequently trade at a discount from net asset value but in some cases trade at a premium. The Board of Trustees has currently determined that, at least quarterly, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. In addition, see "Description of Municipal Preferred--Dividends--Restrictions on Dividends and Other Payments" for a discussion of the limitations on the Fund's ability to engage in certain transactions. The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of the Fund's Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York State banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience. Before deciding whether to take any action in response to a discount from net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                     TAXES
     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Municipal Preferred. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

     The Fund has elected to be, and intends to qualify for treatment each year, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax- exempt income) and net capital gain in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status. By doing so, the Fund will avoid any federal income tax on any income and gain it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all distributions, including those that otherwise would qualify as "exempt-interest dividends" (described below), as dividends (that is, ordinary income) to the extent of the Fund's' earnings and profits.

     Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gain (net income) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gain (net income) for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

     In general, distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. See "Tax-Exempt Income " below.

     The Fund will designate distributions made to holders of Common Shares and to holders of Preferred Shares, including the Municipal Preferred, in accordance with each class's proportionate share of each item of Fund income (such as tax-exempt interest, net capital gains and other taxable income).

     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

TAX-EXEMPT INCOME

     The Fund intends to invest a sufficient amount of its assets in Municipal Obligations to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from Municipal Obligations will qualify as exempt-interest dividends if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to Shareholders are not included in shareholders' gross income for regular federal income tax purposes, but Shareholders are nonetheless required to report tax-exempt-interest dividends on their federal income tax returns. As noted above, the portion of exempt-interest dividends attributable to interest on certain Municipal Obligations is treated as a Preference Item. The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

     Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

     Opinions relating to the tax status of interest derived from individual Municipal Obligations are rendered by bond counsel to the issuer. Although the Fund's adviser attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Fund's counsel makes any review of proceedings relating to the issuance of Municipal Obligations or the bases of such opinions.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Preferred is not deductible for federal income tax purposes to the extent that interest relates to exempt-interest dividends received from the Fund.

     From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Obligations for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund or its dissolution.

BACKUP WITHHOLDING

     The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid (other than exempt-interest dividends), and capital gain distributions to individuals and certain other non-corporate shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

     An investment in Municipal Preferred is not appropriate for non-U.S. investors or as a retirement plan investment. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

STATE AND LOCAL TAXES

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt income earned in each state.

                                    EXPERTS

     Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606 are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                              FINANCIAL STATEMENTS

     The audited financial statements included in the Annual Report of the Fund for the fiscal year ended November 30, 1998, together with the report of Ernst & Young LLP thereon, are hereby incorporated by reference in this SAI. No other part of the Annual Report of the Fund is incorporated by reference herein.

                                    GLOSSARY

     "'AA' Composite Commercial Paper Rate" has the meaning set forth on pages ___ of this SAI.

     "Adviser" means Scudder Kemper Investments, Inc.

     "Affected Series" has the meaning set forth on page ___ of this SAI.

     "Affiliate" means, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a trustee of the Fund be an Affiliate solely because such director, trustee or executive officer is also a trustee of the Fund.

     "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     "Anticipation Notes" means the following obligations: Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) and Bond Anticipation Notes
(BANs) that are rated by S&P.

     "Applicable Rate" has the meaning set forth on page ___ of this SAI.

     "Auction" means each periodic implementation of the Auction Procedures.

     "Auction Agency Agreement" has the meaning set forth on page ___ of this SAI.

     "Auction Agent" means Bankers Trust Company or any successor entity appointed as such by a resolution of the Board of Trustees.

     "Auction Date," with respect to any Rate Period, means the Business Day next preceding the first day of such Rate Period.

     "Auction Procedures" means the procedures for conducting Auctions as described in this SAI, including Appendix D hereto.

     "Available Municipal Preferred" has the meaning set forth on pages ___ of this SAI.

     "Benchmark Rate" has the meaning set forth on page ___ of this SAI.

     "Beneficial Owner" has the meaning set forth on page ___ of this SAI.

     "Bid" has the meaning set forth on page ___ of this SAI.

     "Bidder" and "Bidders" have the respective meanings set forth on page ___ of this SAI.

     "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof.

     "Broker-Dealer" means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

     "Broker-Dealer Agreement" means an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in the Auction Procedures.

     "Business Day" has the meaning set forth on page ___ of this SAI.

     "Cede" means Cede & Co., the nominee of DTC in whose name the shares of APS initially will be registered.

     "Certificate" means the Certificate of Designation for Preferred Shares of the Fund, dated _________ _____, 1999, specifying the powers, preferences and rights of the APS.

     "CFTC" has the meaning set forth on page ___ of this SAI.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Paper Dealers" has the meaning set forth on page ___ of this SAI.

     "Common Shares" means the common shares of beneficial interest, par value of $0.01 per share, of the Fund.

     "Cure Date" means the Municipal Preferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

     "Date of Original Issue" has the meaning set forth on page ___ of this SAI.

     "Declaration" means the Amended and Restated Agreement and Declaration of Trust of the Fund, dated February 27, 1989, as amended and supplemented.

     "Deposit Securities" has the meaning set forth on page ___ of this SAI.

     "Discount Factor" means a Moody's Discount Factor or a S&P Discount Factor, as the case may be.

     "Discounted Value" means, as of any Valuation Date, (i) with respect to a S&P Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the market value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the market value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

     "Dividend Payment Date" has the meaning set forth on page ___ of this SAI.

     "Dividend Period" has the meaning set forth on pages ___ of this SAI.

     "DTC" means the Depository Trust Company.

     "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

     "Escrowed Bonds" means Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody's, or
(iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating.

     "Existing Holder" has the meaning set forth on page ___ of this SAI.

     "Failure to Deposit," with respect to shares of Municipal Preferred, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share or
(B) on the Business Day next preceding any redemption date in funds available on such redemption date for such shares in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share after notice of redemption is mailed as set forth in the Certificate, the Prospectus or this SAI; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

     "Fund" means Kemper Strategic Municipal Income Trust, a Massachusetts business trust, which is the issuer of the shares of Municipal Preferred.

     "Gross-up Payment" has the meaning set forth on pages ___ of this SAI.

     "Hold Order" has the meaning set forth on page ___ of this SAI.

     "Holder" means the registered holder of shares of Municipal Preferred as the same appears on the record books of the Fund.

     "Initial Rate Period" has the meaning set forth on page ___ of this SAI.

     "IRS" means the United States Internal Revenue Service.

     "Kenny Index" has the meaning set forth on page ___ of this SAI.

     "Late Charge" has the meaning set forth on page ___ of this SAI.

     "Liquidation Preference," with respect to a given number of shares of Municipal Preferred, means $25,000 times that number.

     "Maximum Potential Gross-up Payment Liability" has the meaning set forth on page ___ of this SAI.

     "Maximum Rate" has the meaning set forth on page ___ of this SAI.

     "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period
Days.

     "Moody's" means Moody's Investors Service, Inc. or its successors.

     "Moody's Discount Factors" has the meaning set forth on page ___ of this SAI.

     "Moody's Eligible Assets" has the meaning set forth on pages ___ of this SAI.

     "Moody's Exposure Period" has the meaning set forth on page ___ of this SAI.

     "Moody's Volatility Factor" means, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points, until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

                    Federal                  Volatility
               Tax Rate Increase               Factor
               -----------------             ----------
                     5%                         295%
                    10%                         317%
                    15%                         341%
                    20%                         369%
                    25%                         400%
                    30%                         436%
                    35%                         477%
                    40%                         525%

     "Municipal Obligations" has the meaning set forth on page ___ of this SAI.

     "Municipal Preferred" means the Municipal Auction Rate Cumulative Preferred Shares, with a par value of $0.01 per share, and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund..

     "Municipal Preferred Basic Maintenance Amount" has the meaning set forth on pages ___ of this SAI.

     "Municipal Preferred Basic Maintenance Cure Date" has the meaning set forth on page ___ of this SAI.

     "Municipal Preferred Basic Maintenance Report" has the meaning set forth on pages ___ of this SAI.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "1940 Act Cure Date" has the meaning set forth on page ___ of this SAI.

     "1940 Act Municipal Preferred Asset Coverage" has the meaning set forth on page ___ of this SAI.

     "Notice of Redemption" has the meaning set forth on page ___ of this SAI.

     "Notice of Special Rate Period" has the meaning set forth on page ___ of this SAI.

     "NYSE" means the New York Stock Exchange.

     "Order" and "Orders" have the respective meanings set forth on page ___ of this SAI.

     "Outstanding" means, as of any Auction Date with respect to shares of Municipal Preferred, the number of such shares theretofore issued by the Fund except, without duplication, (i) any shares of Municipal Preferred theretofore canceled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of Municipal Preferred as to which the Fund or any Affiliate thereof shall be an Existing Holder, and (iii) any shares of Municipal Preferred represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

     "Person" means and includes an individual, a partnership, a corporation, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     "Potential Beneficial Owner" has the meaning set forth on page ___ of this SAI.

     "Potential Holder" has the meaning set forth on page ___ of this SAI.

     "Preferred Shares" means the preferred shares of beneficial interest, $0.01 per share par value, of the Fund, and includes the Municipal Preferred shares.

     "Rate Multiple" has the meaning set forth on page ___ of this SAI.

     "Rate Period" has the meaning set forth on page ___ of this SAI.

     "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of the second paragraph under "Description of Municipal Preferred--Dividends--General" or the second paragraph under "Description of Municipal Preferred--Dividends--Designation of Special Rate Periods."

     "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets or S&P Eligible Assets, as the case may be, has the meaning set forth on pages ___ of this SAI, respectively.

     "Redemption Price" has the meaning set forth on page ___ of this SAI.

     "Reference Rate" has the meaning set forth on page ___ of this SAI.

     "SEC" means the Securities and Exchange Commission.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Municipal Preferred.

     "Sell Order" has the meaning set forth on page ___ of this SAI.

     "Special Rate Period" has the meaning set forth on page ___ of this SAI.

     "Special Redemption Provisions" has the meaning set forth on page ___ of this SAI.

     "S&P" means Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. or its successors.

     "S&P Discount Factors" has the meaning set forth on pages ___ of this SAI.

     "S&P Eligible Assets" has the meaning set forth on page ___ of this SAI.

     "S&P Exposure Period" has the meaning set forth on page ___ of this SAI.

     "S&P Volatility Factor" means, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days, and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

     "Submission Deadline" means 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid" has the meaning set forth on page ___ of this SAI.

     "Submitted Hold Order" has the meaning set forth on page ___ of this SAI.

     "Submitted Order" has the meaning set forth on page ___ of this SAI.

     "Submitted Sell Order" has the meaning set forth on page ___ of this SAI.

     "Subsequent Rate Period" has the meaning set forth on page ___ of this SAI.

     "Substitute Commercial Paper Dealer" has the meaning set forth on page ___ of this SAI.

     "Substitute U.S. Government Securities Dealer" has the meaning set forth on page ___ of this SAI.

     "Sufficient Clearing Bids" has the meaning set forth on page ___ of this SAI.

     "Taxable Allocation" has the meaning set forth on page ___ of this SAI.

     "Taxable Equivalent of the Short-Term Municipal Bond Rate" has the meaning set forth on page ___ of this SAI.

     "Taxable Income" has the meaning set forth on page ___ of this SAI.

     "Taxable Yield Rate" has the meaning set forth on page ___ of this SAI.

     "Treasury Bill" has the meaning set forth on page ___ of this SAI.

     "Treasury Bill Rate" has the meaning set forth on page ___ of this SAI.

     "Treasury Note" has the meaning set forth on page ___ of this SAI.

     "Treasury Note Rate" has the meaning set forth on page ___ of this SAI.

     "U.S. Government Securities Dealer" has the meaning set forth on page ___ of this SAI.

     "Valuation Date" has the meaning set forth on page ___ of this SAI.

     "Volatility Factor" means, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

     "Winning Bid Rate" has the meaning set forth on pages ___ of this SAI.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS


STANDARD & POOR'S CORPORATION -- A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

                  1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

                  2. Nature of and provisions of the obligation;

                  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' debt rating.

C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.* In the case of certificates of deposit the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

                  -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-l."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note -- Those bonds in the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

         Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction. (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Short-term Notes -- The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/ VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG 2/VMIG2 denotes "high quality" with ample margins of protection; MIG 3/ VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG4 notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

                 DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on Trusts employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

     DESCRIPTION OF FITCH IBCA, INC. ("FITCH") INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB -- Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) or Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

         NR -- Indicates that Fitch does not rate the specific issue.

         Conditional -- A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

         Suspended -- A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

         Withdrawn -- A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

         FitchAlert -- Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

         Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

              DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

         BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C -- Bonds are in imminent default in payment of interest or principal.

         DDD, DD and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus (+) or Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                    DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short-term ratings are as follows:

         F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

         F-3 -- Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

         F-S -- Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D -- Default. Issues assigned this rating are in actual or imminent payment default.

         LOC -- The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                           TAX EQUIVALENT YIELD TABLE

         The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 6% under the regular federal income tax law and tax rates applicable to individuals for 1999.

             (Taxable Income*)                  Marginal                  A FEDERAL TAX EXEMPT YIELD OF:
---------------------------------------------    Income          4%         4.5%        5%         5.5%          6%
    Single Return           Joint Return       Tax Bracket          IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
    -------------           ------------       -----------      ----------------------------------------------------
         Up to $25,750         Up to $43,050       15.00%       4.71%       5.29%      5.88%       6.47%       7.06%
    $25,751 -  $62,450    $43,051 - $104,050       28.00        5.56        6.25       6.94        7.64        8.33
    $62,451 - $130,250   $104,051 - $158,550       31.00        5.80        6.52       7.25        7.97        8.70
   $130,251 - $283,150   $158,551 - $283,150       36.00        6.25        7.03       7.81        8.59        9.38
         Over $283,150         Over $283,150       39.60        6.62        7.45       8.28        9.11        9.93

----------------

* Net amount subject to federal income tax after deductions and exemptions.

         The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective marginal tax rates and equivalent taxable yields of those taxpayers will be higher than those indicated above.

         Yields shown are for illustration purposes only and are not meant to represent the Fund's actual or expected yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from the regular federal income tax, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the alternative minimum tax. The illustrations assume that the alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

         The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                   APPENDIX C

                              SETTLEMENT PROCEDURES

         Capitalized terms used herein have the respective meanings specified in the forepart of the Prospectus or the Glossary included in the Prospectus, as the case may be.

         (a) On each Auction Date for shares of APS, the Auction Agent shall notify by telephone the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order to the Auction Agent as or on behalf of an Existing Holder or Potential Holder of:

                  (i) the Applicable Rate fixed for the next Rate Period;

                  (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

                  (iii) if such Broker-Dealer submitted a Bid or a Sell Order to the Auction Agent as or on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the number of shares, if any, of APS then outstanding to be sold by such Existing Holder;

                  (iv) if such Broker-Dealer submitted a Bid to the Auction Agent as or on behalf of a Potential Holder, whether such Bid was accepted or rejected, in whole or in part, and the number of shares, if any, of APS to be purchased by such Potential Holder;

                  (v) if the aggregate number of shares of APS to be sold by all Existing Holders with respect to whom such Broker-Dealer submitted Bids or Sell Orders to the Auction Agent is different than the aggregate number of shares of APS to be purchased by all Potential Holders with respect to whom such Broker-Dealer submitted Bids to the Auction Agent, the name or names of one or more other Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of shares of APS to be (x) purchased from one or more Existing Holders with respect to whom such other Broker-Dealers submitted Bids or Sell Orders to the Auction Agent, or (y) sold to one or more Potential Holders with respect to whom such other Broker-Dealers submitted Bids to the Auction Agent; and

                  (vi) the scheduled Auction Date of the next succeeding Auction for shares of APS.

         (b) On each Auction Date for shares of APS, each Broker-Dealer that submitted an Order to the Auction Agent as or on behalf of any Existing Holder or Potential Holder shall:

                  (i) advise each Existing Holder and Potential Holder (and each Beneficial Owner and Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid or Sell Order to the Auction Agent whether such Bid or Sell Order was accepted or rejected, in whole or in part;

                  (ii) instruct each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, to instruct such Bidder's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of APS to be purchased pursuant to such Bid against receipt of such shares;

                  (iii) instruct each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, or a Sell Order that was accepted, in whole or in part, to instruct such Bidder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of Municipal Preferred to be sold pursuant to such Bid or Sell Order against payment therefor;

                  (iv) advise each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent and each Potential Holder (and each Potential Beneficial

         Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent of the Applicable Rate for the next succeeding Rate Period;

                  (v) advise each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent of the Auction Date of the next succeeding Auction; and

                  (vi) advise each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, of the Auction Date of the next succeeding Auction for Municipal Preferred.

          (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order to the Auction Agent for any shares of Municipal Preferred shall allocate any funds received by it (or its Agent Member) in respect of such shares pursuant to paragraph (b)(ii) above and any shares of Municipal Preferred received by it (or its Agent Member) pursuant to paragraph (b)(iii) above among the Potential Holders and Potential Beneficial Owners, if any, with respect to whom such Broker-Dealer submitted Bids to the Auction Agent for such shares, the Existing Holders and Beneficial Owners, if any, with respect to whom such Broker-Dealer submitted Bids or Sell Orders to the Auction Agent for such shares, and any Broker-Dealers identified to it by the Auction Agent pursuant to paragraph
(a)(v) above.

         (d) On the Business Day after the Auction Date, the Securities Depository shall execute the transactions described above, debiting and crediting the accounts of the respective Agent Members as necessary to effect the purchases and sales of shares of Municipal Preferred as determined in the Auction for shares of Municipal Preferred.

                                   APPENDIX D

                               AUCTION PROCEDURES

The following procedures will be set forth as Section 1 through 8 of Part II of the Certificate. The terms not defined below are defined in the Certificate, the Glossary of this SAI or in the Prospectus.

1.       ORDERS.

         (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Municipal Preferred:

                  (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial owners desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                           (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such series held by such Beneficial owners which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next Rate Period of shares of such series; and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C), or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b)      (i)      A Bid by a Beneficial Owner or an Existing Holder of
                           shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series specified in such Bid if the

                                    Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                           (B)      such number or a lesser number of
                                    Outstanding shares of such series to be
                                    determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Appendix D if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Appendix D if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series specified in such Sell Order; or

                           (B)      such number or a lesser number of
                                    Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of
                                    Section 4 of this Appendix D if Sufficient
                                    Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Municipal Preferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Appendix D if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Appendix D or
(2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                  (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                           (B)      such number or a lesser number of
                                    Outstanding shares of such series as set forth in clause (v) of paragraph (a) of
                                    Section 4 of this Appendix D if the
                                    Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

         (c) No Order for any number of shares of Municipal Preferred other than whole shares shall be valid.

2.       SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

         (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of Municipal Preferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                  (ii) the aggregate number of shares of such series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                           (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                           (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the Outstanding shares of Municipal Preferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of Municipal Preferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                  (ii)     (A)      any Bid for shares of such series shall be
                                    considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                           (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of a series of Municipal Preferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

         (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Municipal Preferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                  (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Municipal Preferred" of such series);

                  (ii) from the Submitted Orders for shares of such series whether:

                           (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

                           exceeds or is equal to the sum of:

                           (B) the number of Outstanding shares of such series subject to Submitted Bids of

                                    Existing Holders specifying one or more
                                    rates higher than the Maximum Rate for
                                    shares of such series; and

                           (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and
                                    (C) above is zero because all of the
                                    Outstanding shares of such series are
                                    subject to Submitted Hold Orders), such
                                    Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series):

                  (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
         (B) above, would equal not less than the Available Municipal Preferred of such series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of Municipal Preferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                  (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                  (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                  (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in paragraph (c) of this Section 3.

         (c) For purposes of subparagraph (b)(iii) of this Section 3, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark

                  Rate") and (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be
                  (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of Municipal Preferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of Municipal Preferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Appendix D, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids for shares of a series of Municipal Preferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
                  Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of Municipal Preferred subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of Municipal Preferred subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (iv) each Existing Holders' Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the share of Municipal Preferred subject to such Submitted Bid, unless the number of Outstanding shares of Municipal Preferred subject to all such Submitted Bids shall be greater than the number of shares of Municipal Preferred ("remaining shares") in the excess of the Available Municipal Preferred of such series over the number of shares of Municipal Preferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
                           (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of Municipal Preferred subject to such Submitted Bid, but only in an amount equal to the number of shares of Municipal Preferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of Municipal Preferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of Municipal Preferred subject to such Submitted Bids may be all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate of shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Municipal Preferred of such series over the number of shares of Municipal Preferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares Municipal Preferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

         (b) If Sufficient Clearing Bids for shares of a series of Municipal Preferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph
                  (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following orders of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (i) Existing Holder's Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of Municipal Preferred subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of a series of Municipal Preferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

         (d)      If, as a result of the procedures described in clause (iv) or
                  (v) of paragraph (a) or clause (iii) of paragraph (b) of this
                  Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Municipal Preferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of Municipal Preferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of Municipal Preferred.

         (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of series of Municipal Preferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of Municipal Preferred of such series for purchase among Potential Holders so that only whole shares of Municipal Preferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of Municipal Preferred of such series on such Auction Date.

         (f) Based on the results of each Auction for shares of a series of Municipal Preferred, the Auction Agent shall determine the aggregate of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of Municipal Preferred of such series. Notwithstanding any provision of the Auction procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Municipal Preferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of Municipal Preferred that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

         (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of Municipal Preferred of any series or to pay for shares of Municipal Preferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5. NOTIFICATION OF ALLOCATIONS. Whenever the Fund intends to include any net capital gain or other income taxable for Federal income tax purposes in any dividend on shares of Municipal Preferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of Municipal Preferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6. AUCTION AGENT. For so long as any shares of Municipal Preferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of Municipal Preferred are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Municipal Preferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of Municipal Preferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of a series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing

         Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that believe. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7. TRANSFER OF SHARES OF MUNICIPAL PREFERRED. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of Municipal Preferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Appendix D or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of shares of Municipal Preferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period, all of the shares of a series of Municipal Preferred outstanding from time to time shall be represented by (i) a global certificate registered in the name of the Securities Depository or its nominee and (ii) books of the Fund to any Person other than the Securities Depository or its nominee.

                     KEMPER STRATEGIC MUNICIPAL INCOME TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 _________ ,1999

--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, Illinois 60606

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts  02110

TRANSFER AGENT
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, Missouri  64105

SHAREHOLDER SERVICE AGENT
Kemper Service Company
P.O. Box 419066
Kansas City, Missouri 64141

LEGAL COUNSEL
Vedder, Price, Kaufmann & Kammholz
222 North LaSalle Street
Chicago, Illinois  60601

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         1.       Financial Statements:

                  Included in Part A: Financial Highlights

                  Included in Part B: Annual Report for the fiscal year ended November 30, 1998 is incorporated by reference.

         2.       Exhibits

                  (a)      (1)      Amended and Restated Agreement and
                                    Declaration of Trust of the Registrant filed herewith.

                           (2) Certificate of Designation for Preferred Shares to be filed by amendment.

                  (b)      By-Laws of the Registrant filed herewith.

                  (c)      Not Applicable.

                  (d) Specimen Certificate representing the Registrant's Municipal Auction Rate Cumulative Preferred Shares of beneficial interest ("Municipal Preferred") to be filed by amendment.

                  (e) Dividend Reinvestment Plan of the Registrant is filed herewith.

                  (f)      Not Applicable.

                  (g) Investment Management Agreement between the Registrant and Scudder Kemper Investments, Inc. filed herewith.

                  (h) Form of Underwriting Agreement between the Registrant and Salomon Smith Barney to be filed by amendment.

                  (i)      Not Applicable.

                  (j) Custody Agreement between the Registrant and State Street Bank and Trust Company filed herewith.

                  (k)      (1)      Form of Auction Agency Agreement between the
                                    Registrant and Bankers Trust Company as to the Registrant's Municipal Preferred shares to be filed by amendment.

                           (2) Form of Broker-Dealer Agreement as to the Registrant's Municipal Preferred shares to be filed by amendment.

                           (3) DTC Representations Letter as to the Registrant's Municipal Preferred shares to be filed by amendment.

                           (4) Agency Agreement between the Registrant and IFTC, appointing IFTC as Transfer Agent and Dividend Disbursing Agent, filed herewith.

                  (l) Opinion and Consent of Dechert Price & Rhoads to be filed by amendment.

                  (m)      Not Applicable.

                  (n) Consent of Ernst & Young LLP to be filed by amendment.

                  (o)      Not Applicable.

                  (p)      Not Applicable.

                  (q)      Not Applicable.

                  (r)      Financial Data Schedule to be filed by amendment.

----------

ITEM 25. MARKETING AGREEMENTS

         See Form of Underwriting Agreement to be filed as Exhibit (h) of Item 24 to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

Registration Fees......................................................................._____________

Printing and Engraving Expenses........................................................._____________

Rating Agency Fees and Expenses........................................................._____________

Legal Fees and Expenses................................................................._____________

National Association of Securities Dealers, Inc. Fees..................................._____________

Accounting Fees and Expenses............................................................_____________

Distributor Expense Reimbursement......................................................._____________

Miscellaneous Expenses.................................................................._____________

         Total.........................................................................._____________

----------
*        To be filed by amendment.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         Not Applicable.


ITEM 28. NUMBER OF HOLDERS OF SECURITIES

                        TITLE OF CLASS                                NUMBER OF RECORD HOLDERS
         Auction Preferred Shares of beneficial interest,                        0
                  par value $.01 per share                                     as of
                                                                            May 19, 1999

            Common Shares of beneficial interest                               1,528
                  par value $.01 per share                                     as of
                                                                            May 19, 1999


ITEM 29. INDEMNIFICATION

         Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust, dated February 27, 1989, provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Amended and Restated Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                           *  *  *  *  *  *  *  *

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by itself is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The descriptions of the business of Scudder Kemper Investments, Inc. are set forth under the caption "Management of the Fund" in the Prospectus and "Investment Advisory and Other Services" in the SAI forming part of this Registration Statement.

         The information as to the Trustees and officers of Scudder Kemper Investments, Inc. set forth in the Form ADV of Scudder Kemper Investments, Inc., filed with the Securities and Exchange Commission (File No. 801-252), as amended through the date hereof, is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         Accounts and Records of the Fund are maintained at (i) the Fund's office at 222 South Riverside Plaza, Chicago, Illinois 60606, (ii) the offices of Scudder Kemper Investments, Inc. at 345 Park Avenue, New York, New York, 10154-0010, and (iii) the offices of Scudder Kemper Investments, Inc. at 2 International Place, Boston, Massachusetts 02110-4103.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all the records in its capacity as custodian of the Registrant's assets. Kemper Service Company, P.O. 419066, Kansas City, Missouri, maintains all the required records in its capacity as sub-transfer agent of the Registrant.

ITEM 32. MANAGEMENT SERVICES

         Not Applicable.

ITEM 33. UNDERTAKINGS

         1. Registrant undertakes to suspend offering of its Municipal Preferred shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2. Not Applicable.

         3. Not Applicable.

         4. Not Applicable.

         5. (a) That, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be a part of this Registration Statement as of the time it was declared effective; and

            (b) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts on this 19th day of May, 1999.

                     KEMPER STRATEGIC MUNICIPAL INCOME TRUST



                             By: /s/ Mark S. Casady
                                 ------------------
                                 Mark S. Casady
                              President and Trustee

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


/s/ Mark S. Casady                      President and Trustee (Principal                  May 19, 1999
-------------------------               Executive Officer)
Mark S. Casady


/s/ John R. Hebble                      Treasurer (Principal Financial                    May 19, 1999
-------------------------               and Accounting Officer)
John R. Hebble


/s/ James E. Akins                      Trustee                                           May 19, 1999
-------------------------
James E. Akins

/s/ Arthur R. Gottschalk                Trustee                                           May 19, 1999
-------------------------
Arthur R. Gottschalk


/s/ Daniel Pierce                       Trustee                                           May 19, 1999
-------------------------
Daniel Pierce


/s/ Thomas W. Littauer                  Trustee                                           May 19, 1999
-------------------------
Thomas W. Littauer

/s/ Frederick T. Kelsey                 Trustee                                           May 19, 1999
-------------------------
Frederick T. Kelsey



/s/ Fred B. Renwick                     Trustee                                           May 19, 1999
-------------------------
Fred B. Renwick



/s/ John G. Weithers                    Trustee                                           May 19, 1999
-------------------------
John G. Weithers